UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A Information
Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. ___)

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NUTRACEA
(Name of Registrant as Specified in Its Charter)

__________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NUTRACEA
5090 North 40th Street, Fourth Floor
Phoenix, Arizona 85018

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 19, 2007

TO THE SHAREHOLDERS:

The 2007 Annual Meeting of Shareholders of NutraCea, a California corporation, will be held at the Ritz Carlton, 2401 East Camelback Road, Phoenix, Arizona 85016, on Tuesday, June 19, 2007, from 9:00 A.M. to 11:00 A.M., local time, for the purpose of considering and voting upon:

1.

the election of seven directors to serve on the Board of Directors until the 2008 Annual Meeting of Shareholders or until their successors have been duly elected and qualified;

2.

the approval of an amendment to the 2005 Equity Incentive Plan to provide for automatic annual option grants to our non-employee directors;

3.

the approval of an amendment to our articles of incorporation to increase the authorized number of shares of common stock from 200,000,000 to 350,000,000;

4.

the approval of an amendment to our bylaws to eliminate cumulative voting for directors if we become a listed corporation; and

5.

the transaction of any other business that is properly presented before the annual meeting or any adjournment or postponement thereof.

All holders of shares of common stock, as of the close of business on April 23, 2007, are entitled to receive notice of, and to vote at, the annual meeting or any adjournment or postponement thereof.

All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to submit your proxy as promptly as possible according to the enclosed instructions, whether or not you plan to attend the meeting. Any shareholder attending the meeting may vote in person even if he or she submitted a proxy.

By Order of the Board of Directors,

/s/ Todd C. Crow
Todd C. Crow Chief Financial Officer

Phoenix, Arizona
May 21, 2007

IMPORTANT

Whether or not you expect to attend the 2007 Annual Meeting of Shareholders in person, please complete, date, sign, and return the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. Your proxy will be revocable any time prior to its exercise either in writing or by voting your shares personally at the 2007 Annual Meeting of Shareholders.

NUTRACEA
5090 North 40th Street, Fourth Floor
Phoenix, Arizona 85018

PROXY STATEMENT
FOR
2007 ANNUAL MEETING OF SHAREHOLDERS

This Proxy Statement is being furnished to holders of common stock, no par value per share (the “Common Stock”), of NutraCea, a California corporation (“NutraCea” or the “Company”), in connection with the solicitation of proxies by the Board of Directors (“Board”) for use at NutraCea’s Annual Meeting of Shareholders (the “Annual Meeting”) to be held on June 19, 2007 at 9:00 a.m., local time, or at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Ritz Carlton, 2401 East Camelback Road, Phoenix, Arizona 85016, on Tuesday, June 19, 2007. The telephone number at that address is (602) 468-0700.

These proxy solicitation materials and NutraCea’s Annual Report to Shareholders for the year ended December 31, 2006, including financial statements, were mailed on or about May 21, 2007 to all shareholders entitled to vote at the Annual Meeting.

INFORMATION CONCERNING SOLICITATION AND VOTING

Purposes of the Annual Meeting

The purposes of the Annual Meeting are: (i) to elect seven (7) directors to serve for the ensuing year and until their successors are duly elected and qualified; (ii) to approve an amendment to the 2005 Equity Incentive Plan to provide for automatic annual option grants to our non-employee directors; (iii) to approve an amendment to our articles of incorporation to increase the authorized number of shares of common stock from 200,000,000 to 350,000,000; (iv) to approve an amendment to our bylaws to eliminate cumulative voting for directors if we become a listed corporation; and (v) to transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders Entitled to Vote; Record Date

Only holders of record of Common Stock at the close of business on April 23, 2007 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 135,625,849 shares of Common Stock outstanding.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to NutraCea (Attn: Corporate Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attending the Annual Meeting in and of itself will not constitute a revocation of a proxy.

Voting Procedures

General. Your shares will be voted in accordance with the instructions you indicate when you submit your proxy. If you submit a proxy but do not indicate your voting instructions, your shares will be voted as follows:

•

FOR the election of the director nominees listed in this proxy statement;

•

FOR the approval of the amendment of the 2005 Equity Incentive Plan;

•

FOR the approval of the amendment to our articles of incorporation;

•

FOR the approval of the amendment to our bylaws; and

•

At the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Voting by Mail. By signing and returning the enclosed proxy card according to the instructions provided, you are enabling the individuals named on the proxy card, known as “proxies,” to vote your shares at the meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the meeting. In this way your shares will be voted even if you are unable to attend the meeting.

Voting in Person at the Meeting. If you plan to attend the Annual Meeting and vote in person, NutraCea will provide you with a ballot at the meeting. If your shares are registered directly in your name, you are considered the shareholder of record, and you have the right to vote in person at the meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in your name. In that case, and if you wish to vote at the meeting, you will need to bring with you to the meeting a legal proxy from your broker or other nominee authorizing you to vote these shares.

Voting and Solicitation

Each share of Common Stock outstanding on the Record Date entitles its owner to one vote on all matters. With respect to the election of directors, every shareholder voting at the election of directors may cumulate such shareholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder’s shares are entitled, or distribute the shareholder’s votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than seven candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate’s name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Annual Meeting prior to the voting of the intention to cumulate the shareholder’s votes. On all other matters, each share of Common Stock has one vote.

Expenses of solicitation of proxies will be borne by NutraCea. NutraCea may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of NutraCea’s directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or letter. NutraCea may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. NutraCea’s costs for such services, if retained, will not be material.

Quorum; Abstentions; Broker Non-votes

A majority of the shares of Common Stock outstanding on the Record Date and entitled to vote must be present, in person or represented by proxy, to constitute the required quorum for the transaction of business at the Annual Meeting. Shares that are voted “FOR,” “AGAINST,” or “ABSTAIN” are treated as being present at the meeting for purposes of establishing a quorum. Shares that are voted “FOR” or “AGAINST” a matter will also be treated as shares entitled to vote (the “Votes Cast”) with respect to such matter.

A plurality of Votes Cast is required for the election of directors and only affirmative votes (either “FOR” or “AGAINST”) will affect the outcome of the election of directors. Assuming a quorum is present, the affirmative vote of a majority of the shares of our common stock represented at the Annual Meeting is required to approve the amendment to our 2005 Equity Incentive Plan. The affirmative vote of a majority in voting power of all of our outstanding shares of common stock is required to approve the amendment to our articles of incorporation and the amendment to our bylaws.

While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions or broker “non-votes”, NutraCea believes that both abstentions and broker “non-votes” should be counted for purposes of determining the presence or absence of a quorum for the transaction of business. NutraCea further believes that neither abstentions nor broker “non-votes” should be counted as shares “represented and voting” with respect to a particular matter for purposes of determining the total number of Votes Cast with respect to such matter. In the absence of controlling precedent to the contrary, NutraCea intends to treat abstentions and broker “non-votes” in this manner. Accordingly, abstentions and broker “non-votes” will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Nominees will not have discretionary voting power with respect to the proposals to approve the amendment to the 2005 Equity Incentive Plan, the amendment to the articles of incorporation or the amendment to the bylaws, and will consequently be unable to vote shares held by beneficial owners who do not give voting instructions to nominees with respect to this proposals.

Deadlines for Submission of Shareholder Proposals for 2008 Annual Meeting

Requirements for Shareholder Proposals to be Considered for Inclusion in Proxy Materials. Shareholders of NutraCea are entitled to present proposals for consideration at forthcoming shareholder meetings provided that they comply with the proxy rules promulgated by the Securities and Exchange Commission or the Bylaws of NutraCea. Shareholders who wish to have a proposal considered for inclusion in NutraCea’s proxy materials for NutraCea’s 2008 Annual Shareholder Meeting must submit such proposal to NutraCea by January 22, 2008. The submission of a proposal does not guarantee that it will be included in NutraCea’s proxy statement or proxy.

Requirements for Shareholder Proposals not to be Included in Proxy Materials. Shareholders who wish to present a proposal at an annual meeting of shareholders that is not intended to be included in the proxy materials relating to such meeting must deliver notice of such proposal to the Secretary of NutraCea at NutraCea’s principal executive offices by April 6, 2008.

Shareholder Information

If you share an address with another shareholder, you may receive only one set of proxy materials (including the annual report and proxy statement) unless you have previously provided contrary instructions. If you wish to receive a separate set of proxy materials, please request the additional copies by writing or contacting NutraCea’s Chief Financial Officer at 5090 North 40th Street, Fourth Floor, Phoenix, Arizona 85018, telephone (602) 522-3000. Similarly, if you share an address with another shareholder and have received multiple copies of the proxy materials, you may contact NutraCea at the address or telephone number above to request that only a single copy of these materials be delivered to your address in the future.

PROPOSAL ONE

ELECTION OF DIRECTORS

Description of Current Board of Directors

A board of seven (7) directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the seven nominees named below, all of whom other than Wesley K. Clark are presently directors of NutraCea. Mr. Clark has been appointed to the board, effective as of June 1, 2007. Our Board of Directors did not nominate Patricia McPeak, one of our current directors, for reelection to the Board of Directors. Concurrently with the Annual Meeting, our by-laws will be amended to reduce the size of our Board of Directors from eight (8) members to seven (7) members. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting of Shareholders, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The seven nominees for director receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified.

The names of the nominees, and certain information about them as of the Record Date, are set forth below.

Name	Age	Position

Bradley D. Edson	47	Chief Executive Officer, President and Director
David S. Bensol(1)(2)(3)	51	Director and Chairman of the Board
Wesley K. Clark	62	Director
James C. Lintzenich(1)(2)	53	Director
Edward L. McMillan(1)(3)	61	Director
Steven W. Saunders	51	Director
Kenneth L. Shropshire(2)(3)	52	Director

——————

(1)

Member of the Audit Committee.

(2)

Member of the Compensation Committee.

(3)

Member of the Nominating/Governance Committee.

Bradley D. Edson, has served as our Chief Executive Officer since October 2005 and as our President and as one of our directors since December 2004. Since October 2005, Mr. Edson also serves as Chief Executive Officer of our subsidiary, The RiceX Company, and one of its directors. Mr. Edson was formerly the Chairman and CEO of Vital Living Inc. (OTC BB: VTLV), a company that primarily developed and marketed nutraceuticals. Prior to Vital Living, Mr. Edson spent a decade developing a nationwide insurance agency focused on distribution channels for specialty products for the retail market. Prior to that, Mr. Edson was a former principal and officer of a NASD broker/dealer firm. Mr. Edson holds a Bachelor of Science Degree in Finance from Arizona State University.

David S. Bensol, has served as one of our directors since March 2005. Mr. Bensol currently is President of Bensol Realty Corp and a management consultant. Mr. Bensol was the former CEO of Critical Home Care, which recently merged with Arcadia Resources, Inc. (AMEX: KAD) Mr. Bensol was the Executive Vice President and Director of Arcadia Resources from May 2004 until his resignation from those positions in December 2004. In 2000, Mr. Bensol founded what eventually became Critical Home Care, through a series of acquisitions and mergers. From 1979 to 1999 Mr. Bensol founded several public and private companies which became industry leaders in the areas of home medical equipment providers, acute care pharmacy providers and specialty support surface providers. Mr. Bensol received a BS Pharm. from St. Johns University, New York, and became a registered pharmacist in 1978.

Wesley K. Clark, was appointed to serve as one of our directors, effective as of June 1, 2007. Since March 2003 he has been the Chairman and Chief Executive Officer of Wesley K. Clark & Associates, a business services and development firm based in Little Rock, Arkansas. Mr. Clark also serves as senior advisor to GS Capital Partners V Fund, L.P. From March 2001 to February 2003 he was a Managing Director of the Stephens Group Inc., an emerging company development firm. From July 2000 to March 2001 he was a consultant for Stephens Group Inc. Prior to that time, Mr. Clark served as the Supreme Allied Commander of NATO and Commander-in-Chief for the United States European Command and as the Director of the Pentagon’s Strategic Plans and Policy operation. Mr. Clark retired from the United States Army as a four-star general in July 2000 after 38 years in the military and received many decorations and honors during his military career. Mr. Clark is a graduate of the United States Military Academy and studied as a Rhodes Scholar at the Magdalen College at the University of Oxford. Mr. Clark is a director of Argyle Security Acquisition Corp. and Summit Global Logistics, Inc.

James C. Lintzenich, has served as one of our directors since October 2005. Mr. Lintzenich has been a director of The RiceX Company since June 2003. Mr. Lintzenich has been a management consult since April 2001. From August 2000 to April 2001 Mr. Lintzenich served as President and Chief Operating Officer of SLM Corporation (Sallie Mae), an educational loan institution. From December 1982 to July 2000, Mr. Lintzenich held various senior management and financial positions including Chief Executive Officer and Chief Financial Officer of USA Group, Inc., a guarantor and servicer of educational loans. Mr. Lintzenich currently serves on the Board of Directors of the Lumina Foundation for Education.

Edward L. McMillan, has served as one of our directors since October 2005. Mr. McMillan has been a director of The RiceX Company since July 2004. From January 2000 to present Mr. McMillan owns and manages McMillan LLC., a transaction consulting firm which provides strategic consulting services and facilitates mergers and/or acquisitions predominantly to food and agribusiness industry sectors. From July 2004 to October 2005, Mr. McMillan was a director of The RiceX Company. From June 1969 to December 1987 he was with Ralston Purina, Inc. and Purina Mills, Inc. where he held various senior level management positions including marketing, strategic planning, business development, product research, and business segment management. From January 1988 to March 1996, McMillan was President and CEO of Purina Mills, Inc. From August 1996 to July 1997, McMillan presented a graduate seminar at Purdue University. From August 1997 to April 1999 he was with Agri Business Group, Inc. Mr. McMillan currently serves on the boards of directors of Balchem, Inc. (AMEX:BCP); Durvet, Inc.; Newco Enterprises, Inc.; CHB LLC.; and Hintzsche, Inc. Mr. McMillan also serves as Chair of the University of Illinois Research Park, LLC and the University of Illinois Alumni Association.

Steven W. Saunders, has served as one of our directors since October 2005. He was a director of The RiceX Company from August 1998 to October 2005. Mr. Saunders has been President of Saunders Construction, Inc., a commercial construction firm, since February 7, 1991, and President of Warwick Corporation, a business-consulting firm.

Kenneth L. Shropshire, has served as one of our directors since April 2006. Mr. Shropshire has been a professor at the Wharton School of the University of Pennsylvania since 1986; serving as a David W. Hauck professor since 2001, the chair of the Department of Legal Studies from 2000 to 2005, and the faculty director of the Sports Business Initiative since 2004. Mr. Shropshire is currently the president of the Sports Lawyers Association. Mr. Shropshire was of counsel at the law firm of Van Lierop, Burns & Bassett, LLP, from 1998 to 2004 and has been a practicing attorney in Los Angeles, California, focusing on sports and entertainment law. Mr. Shropshire has also taught coursework at the University of Pennsylvania School of Law, the University of San Diego School of Law and Southwestern University School of Law.

Board Meetings and Committees

During 2006, our board of directors held 14 meetings and each director attended at least 75% of those meetings.

Our board of directors has three standing committees: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. Our board of directors and its committees set schedules to meet throughout the year and also can hold special meetings and act by written consent from time to time, as appropriate. Our board of directors has delegated various responsibilities and authority to its committees as generally described below. The committees will regularly report on their activities and actions to the full board of directors. Each committee of our board of directors has a written charter approved by our board of directors.

Audit Committee

The Audit Committee assists the full Board of Directors in its general oversight of our financial reporting, internal controls, and audit functions, and is directly responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. The members of the Audit Committee are James C. Lintzenich, David S. Bensol and Edward L. McMillan, each an independent director as defined by the listing standards of the Nasdaq Global Market relating to audit committee members. The Audit Committee met five times in 2006 and each member of the Audit Committee attended all of those meetings. Our board of directors adopted a written charter for the Audit Committee on April 18, 2007, a copy of which is attached as Annex A to this proxy statement. The Board of Directors has determined that Mr. Lintzenich is an “Audit Committee Financial Expert”, as defined in Item 401(h) of Regulation S-K.

Compensation Committee

The Compensation Committee establishes our executive compensation policy, determines the salary and bonuses of our executive officers and recommends to the Board of Directors stock option grants for our executive officers. The members of the Compensation Committee are David S. Bensol, James C. Lintzenich and Kenneth L. Shropshire, each an independent director as defined by the listing standards of the Nasdaq Global Market. In 2006, the Compensation Committee met once and all members of the Compensation Committee attended this meetings. Our board of directors adopted a written charter for the Compensation Committee on April 18, 2007, a copy of which is attached as Annex B to this proxy statement.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee is responsible for matters relating to the corporate governance of our company and the nomination of members of the board of directors and committees thereof. The members of the Governance and Nominating Committee are David S. Bensol, Edward L. McMillan and Kenneth L. Shropshire, each an independent director as defined by the listing standards of the Nasdaq Global Market. The Corporate Governance and Nominating Committee did not meet in 2006. Our board of directors adopted a written charter for the Corporate Governance and Nominating Committee on April 18, 2007, a copy of which is attached as Annex C to this proxy statement.

Nomination Process

In evaluating potential candidates for membership on the Board, the Corporate Governance and Nominating Committee may consider such factors as it deems appropriate. These factors may include judgment, skill, diversity, integrity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. While the Corporate Governance and Nominating Committee has not established any specific minimum qualifications for director nominees, the Corporate Governance and Nominating Committee believe that demonstrated leadership, as well as significant years of service, in an area of endeavor such as business, law, public service, related industry or academia, is a desirable qualification for service as a director of NutraCea. Upon the identification of a qualified candidate, the Corporate Governance and Nominating Committee would select, or recommend for consideration by the full Board, the nominee for the election of directors.

The Corporate Governance and Nominating Committee will consider nominees recommended by shareholders. Any shareholder may make recommendations to the Corporate Governance and Nominating Committee for membership on the Board by sending a written statement of the qualifications of the recommended individual to: Secretary, NutraCea, 5090 North 40th Street, Fourth Floor, Phoenix, Arizona 85018. Such recommendations should be received no later than sixty (60) days prior to the annual meeting for which the shareholder wishes his or her recommendation to be considered. The Board will evaluate candidates recommended by shareholders on the same basis as it evaluates other candidates, including the following criteria:

•

Directors should be of the highest ethical character and share values that reflect positively on themselves and NutraCea.

•

Directors should have reputations, both personal and professional, consistent with the image and reputation of NutraCea.

•

Directors should be highly accomplished in their respective fields, with superior credentials and recognition.

The fact that a proposed director nominee meets some or all of the above criteria will not obligate the Corporate Governance and Nominating Committee to nominate or recommend the candidate for director in the proxy materials.

Shareholder Communication Policy

Shareholders may send communications to the Board or individual members of the Board by writing to them, care of Secretary, NutraCea, 5090 North 40th Street, Fourth Floor, Phoenix, Arizona 85018, who will forward the communication to the intended director or directors. If the shareholder wishes the communication to be confidential, then the communication should be provided in a form that will maintain confidentiality.

Attendance of Directors at Annual Meetings of Shareholders

NutraCea has a policy of encouraging, but not requiring, directors to attend NutraCea’s annual meeting of shareholders.

Director Compensation

Non-employee directors receive an annual cash retainer of $12,000 and a fee of $1,000 for each board meeting attended in person and $500 for each telephonic board meeting attended. In addition, they receive annual retainers of $2,000 per year to serve on the audit and compensation committees. The Chairman of the Board receives an additional $4,000 per year. The Committee chairmen receive an additional $1,000 per year. Each non-employee director receives an option to purchase 35,000 shares of common stock each year on the date of our Annual Shareholder Meeting. Directors are reimbursed for reasonable expenses incurred in attending meetings of the Board and Board committees.

Directors are eligible to participate in NutraCea’s 2005 Equity Incentive Plan.

Director Compensation Table

The following Director Compensation Table sets forth summary information concerning the compensation paid to our non-executive officer directors in 2006 for services to our company.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)		All Other Compensation ($)		Total ($)

David S. Bensol	21,750	29,223		—		50,983
Eliot R. Drell	13,000	29,223		—		42,233
James C. Lintzenich	16,750	29,223		—		45,983
Edward L. McMillan	17,000	29,223		—		46,233
Patricia McPeak	0	—	(3)	155,188	(4)	155,188
Steven W. Saunders	14,000	29,223		77,953	(5)	43,223
Kenneth L. Shropshire	16,750	29,223		—		45,973
Total	99,250	175,338		233,141		429,816

——————

(1)

Amounts shown do not reflect compensation actually received by the directors. Instead, the amounts shown are the compensation costs recognized by NutraCea in 2006 for option awards as determined pursuant to Statement of Financial Accounting Standards No. 123(R), or FAS 123R. These compensation costs reflect option awards granted in 2006. The assumptions used to calculate the value of option awards are set forth in Note 13 of the Notes to Consolidated Financial Statements contained NutraCea’s Annual Report on Form 10-K for 2006.

(2)

The compensation cost recognized by NutraCea in fiscal 2006 for each stock option grant is based on the following fair value as of the grant date: $39,357 for a stock option grant to each non-employee director to purchase 35,000 shares of common stock made on May 23, 2006 at an exercise price of $1.14 per share. At the end of 2006, Mr. Bensol, Mr. Drell, Mr. Lintzenich, Mr. McMillan, Ms. McPeak, Mr. Saunders and Mr. Shropshire held options to purchase an aggregate of 35,000 shares, 35,000 shares, 35,000 shares, 35,000 shares, 0 shares, 35,000 shares and 35,000 shares, respectively, as compensation for serving as NutraCea’s directors. Also, at the end of 2006, Mr. Bensol, Mr. Drell, Mr. Lintzenich, Mr. McMillan, Ms. McPeak,

Mr. Saunders and Mr. Shropshire held an aggregate 0 shares, 35,000 shares, 0 shares, 0 shares, 35,000 shares, 0 shares and 0 shares, respectively, of common stock received as compensation for serving as directors.

(3)

Ms. McPeak did not receive a stock option grant because she is an employee of NutraCea.

(4)

Reflects compensation received by Ms. McPeak for serving as an employee of NutraCea. Compensation consists of the following: $154,807 as salary and $381 for payment of life insurance premiums.

(5)

Reflects the grant of a warrant to Mr. Saunders for providing engineering and construction consultation to NutraCea. The compensation cost recognized by NutraCea in fiscal 2006 for the warrant is based on the following fair value as of the grant date: $78,740 for a stock option grant to purchase 100,000 shares of common stock made on February 27, 2006 at an exercise price of $1.00 per share.

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees of NutraCea. NutraCea will provide any person, without charge, a copy of this Code. Requests for a copy of the Code may be made by writing to NutraCea at 5090 North 40th Street, Fourth Floor, Phoenix, Arizona 85018, Attention: Chief Financial Officer.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINATED DIRECTORS.

PROPOSAL TWO

APPROVAL OF AN AMENDMENT TO NUTRACEA’S 2005 EQUITY INCENTIVE PLAN

Shareholders are being asked to approve an amendment to the 2005 Equity Incentive Plan (“2005 Plan”). On May 26, 2005, the Board adopted the 2005 Plan, and on September 28, 2005, NutraCea’s shareholders approved the 2005 Plan at a Special Meeting of Shareholders. As of the Record Date, no awards have been granted under the 2005 Plan. On April 18, 2007, the Board approved an amendment to the 2005 Plan to provide for automatic annual stock option grants to non-employee members of the board of directors. Each option is exercisable for 35,000 shares of common stock.

We believe strongly that the approval of the amendment to the 2005 Plan (“Plan Amendment”) is essential to our continued success. Stock options such as those provided under the 2005 Plan are vital to our ability to attract and retain outstanding and highly skilled individuals to serve on our board of directors. In addition, due to recent statutory and regulatory changes, directors are required to accept greater responsibility, devote more time to their service as directors, and in many instances require a specific expertise to serve. The automatic grant of options to purchase common stock to non-employee directors under the 2005 Plan reflects the competitive market we must face to attract and retain highly competent individuals to our board of directors on whose judgment, initiative, leadership and continued efforts the growth and profitability of NutraCea depend.

The Plan Amendment provides for option grants to non-employee directors that are substantially similar to the 35,000 share option grants currently being made to non-employee directors separate from the 2005 Plan.

Summary of the 2005 Plan, as Amended

The following is a summary of the principal provisions of the 2005 Plan. This summary is qualified in its entirety by reference to the full text of the 2005 Plan, which is attached as Annex D to this proxy statement.

Administration. The 2005 Plan is administered by the Board, and the Board has delegated administration to the Compensation Committee (the “Administrator”). The Administrator acts as the manager of the 2005 Plan, and as such has the power, subject to the terms and restrictions set forth in the 2005 Plan, to select the persons (“Participants”) to receive options (“Options”) or other awards under the 2005 Plan (collectively, “Awards”), to fix the number of shares that each Participant may acquire, to set the terms and conditions of each Award (including any vesting or exercisability provisions or limitations regarding any Award and/or the shares of common stock relating thereto, and the waiver, amendment, extension or acceleration of any such provisions or limitations), and to determine all other matters relating to the 2005 Plan, subject to applicable law. Determinations made by the Administrator are final and binding on all parties. The Administrator may delegate certain authorities and duties to officers or employees of NutraCea.

Eligibility. Every person who at the date on which an Award was granted to the person (the “Grant Date”) is an employee of NutraCea or any Affiliate is eligible to receive Awards, including options that are intended to be incentive stock options (“ISOs”) within the meaning of the Internal Revenue Code of 1986, as amended (“Code”). The term “Affiliate” means a “parent corporation” or a “subsidiary corporation” as defined in the applicable provisions of the Code. Every person who at the Grant Date is a consultant to NutraCea or any Affiliate, or any person who is a director of NutraCea but not an employee, is eligible to receive Awards, including non-qualified options (“NQOs”), but is not eligible to receive ISOs. Employees may also receive NQOs.

Securities Subject to the 2005 Plan.The total number of shares of common stock that are reserved and available for issuance pursuant to the exercise of Awards under the 2005 Plan is 10,000,000 shares. In addition, no more than 10,000,000 shares may be issued as ISOs. No Awards have been granted under the 2005 Plan. The shares covered by the portion of any grant that expires unexercised under the 2005 Plan will become available again for issuance under the 2005 Plan. The number of shares reserved for issuance under the 2005 Plan and the number of shares that may be issued as ISOs are subject to adjustment in accordance with the provisions for adjustment in the 2005 Plan.

Granting of Options. No Options may be granted under the 2005 Plan after 10 years from the date the Board initially adopted the 2005 Plan. An Option generally expires 10 years from its Grant Date, unless an earlier expiration date is specified by the Administrator at the Grant Date, except that an ISO granted to any ten percent shareholder expires five years from the Grant Date. The exercise price of an ISO or an NQO will be determined by the Administrator, and for ISOs must be at least equal to the fair market value of the stock covered by the ISO at the Grant Date (110% of the fair market value for ISOs granted to a ten percent shareholder).

Each Award will be evidenced by a written agreement (in the case of Options, referred to as the “Option Agreement,” and in the case of other Awards as well as Options, referred to as the “Award Agreement”), in a form satisfactory to NutraCea, executed by NutraCea and the Participant to whom the Award is granted. Provisions of Award Agreements need not be the same for each Participant. Awards may, in the sole discretion of the Administrator, be exercisable entirely at the Grant Date or at such times and in such amounts as the Administrator may specify.

Automatic Option Grant Program for Outside Directors. The 2005 Plan, as amended, provides for automatic option grants for non-employee directors of NutraCea. The automatic option grant program under the 2005 Plan (the “Director Program”) provides for the grant of an option to purchase 35,000 shares of common stock to non-employee directors on the date of each annual shareholder meeting after the director is elected or reelected to our board of directors. These option grants generally vest and become exercisable monthly as to 1/12th of the shares underlying the options until they are fully vested on the first anniversary of the grant date. The exercise price for Options granted under the Director Program is the fair market value of the common stock on the Grant Date, and the Options generally expire 10 years from the Grant Date (the “Expiration Date”). The Options cease to vest if the optionee ceases to be a member of the Board (the “Termination Date”). If the optionee ceases to be a member of the Board for any reason, then each Option that has not expired or been exercised and has vested on the Termination Date may be exercised by the optionee within 90 days after the Termination Date (or such shorter or longer period as specified in the Option Agreement), but in no event later than the Expiration Date. All of the current non-employee directors of NutraCea would be eligible to receive options under the 2005 Plan. Non-employee directors of NutraCea have an interest in the approval of this proposal by virtue of their eligibility to receive Options under the Director Program.

Corporate Transactions. The 2005 Plan provides that if NutraCea is merged into or consolidated with another corporation under circumstances where NutraCea is not the surviving corporation, is liquidated or dissolved, is the surviving corporation of a merger after which the shareholders of NutraCea cease to own their shares or other equity interests in NutraCea, sells or otherwise disposes of substantially all its assets to another corporation, or completes any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the shareholders of NutraCea give up all of their equity interest in NutraCea, the successor corporation may assume, convert or replace any outstanding Awards. In the alternative, the successor corporation may substitute any outstanding Awards with substantially equivalent Awards or provide substantially similar consideration to Participants as was provided to shareholders, after taking into consideration the existing provisions of the Awards. The successor corporation may also issue, in place of outstanding Awards of NutraCea held by a Participant, substantially similar Awards or other property subject to repurchase restrictions no less favorable to the Participant. If the successor corporation refuses to assume or substitute outstanding options, such options will expire on such transaction at such time and on such conditions as the NutraCea board of directors determines. Options granted under the Director Program will automatically vest and become exercisable in full in connection with a corporate transaction described above and the optionee will have 12 months after the Termination Date within which to exercise the option, as described above.

Payment of Exercise Price. Except as described below, payment in full, in cash, generally must be made for all stock purchased at the time a written notice of exercise is given to NutraCea. Proceeds of any such payment will constitute general funds of NutraCea. The exercise price of options granted under the NutraCea 2005  Plan may be paid as approved by the Administrator at the time of grant: (a) in cash (by check); (b) by cancellation of indebtedness of NutraCea to the Participant; (c) by surrender of shares of common stock owned by the Participant for at least six months and having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (d) by waiver of compensation due to or accrued by the Participant for services rendered; (e) by a “same-day sale” commitment from the Participant and a National Association of Securities Dealers, Inc. (“NASD”) broker; (f) by a “margin” commitment from the Participant and a NASD broker; or (g) by any combination of the foregoing.

Termination of Employment. Any Award or portion thereof that has not vested on or before the date on which a Participant ceases, for any reason, with or without cause, to be an employee or director of, or a consultant to, NutraCea or an Affiliate (“Employment Termination”), expires upon the date of Employment Termination. An Award or portion thereof that has vested as of the date of Employment Termination, to the extent the Award has not then expired or been exercised, is exercisable for a period of 30 days after the date of Employment Termination or such longer time period not exceeding five years as the Administrator may determine. If, however, Employment Termination is due to the disability or death of the Participant, then the Participant or the Participant’s representative may, within 12 months after the date of Employment Termination or such shorter or longer time period not exceeding five years as the Administrator may determine, exercise such Award rights to the extent they were exercisable on the date of Employment Termination.

Restricted Stock and Bonus Stock. Participants awarded restricted stock must, within certain time periods specified in the 2005 Plan, pay to NutraCea, if required by applicable law, an amount equal to the par value of the Stock subject to the Award. Subject to the provisions of the 2005 Plan and the Award Agreement, during a period set by the Administrator, commencing with, and not exceeding 10 years from, the date of such Award (the “Restriction Period”), the Participant may not sell, assign, transfer, pledge or otherwise encumber shares of restricted stock. Within these limits, the Administrator may in its discretion provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance or such other factors or criteria as the Administrator may determine. Except to the extent otherwise provided in the Award Agreement, upon a Participant’s Employment Termination during the Restriction Period, all shares still subject to restriction will be forfeited by the Participant. The 2005 Plan also allows the Administrator to make Awards of Bonus Stock to a Participant.

Amendment, Suspension or Termination of the 2005 Plan. The Board may at any time amend, alter, suspend or discontinue the 2005 Plan without shareholder approval, except as required by applicable law; provided, however, that no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Participant under any Award previously granted, without the Participant’s consent, except to conform the 2005 Plan and Awards granted under the 2005 Plan to the requirements of federal or other tax laws.

ERISA, Internal Revenue Code. The 2005 Plan is not subject to the ERISA and is not qualified under Section 401(a) of the Code.

Summary of Federal Income Tax Consequences

The following description of federal income tax consequences associated with participation in the 2005 Plan is based on current provisions of the Code and administrative and judicial interpretations thereof. It does not describe applicable state, local, or foreign tax considerations, nor does it discuss any estate or gift tax considerations. The applicable rules are complex and may vary depending upon a Participant’s individual circumstances. The following description is thus necessarily general and does not address all of the potential federal and other income tax consequences to every Participant of the 2005 Plan or in connection with transactions thereunder.

Incentive Stock Options

A Participant will not have taxable income upon the grant or exercise of an ISO. However, upon exercise, the amount by which the fair market value of the common stock acquired upon exercise of the Option (“Option Shares”) exceeds the exercise price of the shares acquired (the “Option Spread”) is included on the Participant’s “alternative minimum taxable income” in determining the Participant’s liability for the “alternative minimum tax.” “Alternative minimum tax” is imposed to the extent it exceeds a Participant’s regular tax liability. The Option Spread generally is measured for this purpose on the day the Option is exercised; however, if both (i) the Option Shares are subject to a “substantial risk of forfeiture” (including a right of repurchase in favor of NutraCea) and (ii) the Participant does not make an election under Section 83(b) of the Code with respect to such shares within 30 days after the purchase date (a “Section 83(b) Election”), then the Option Spread should be measured, and should be included in alternative minimum taxable income, on the date the risk of forfeiture lapses. NutraCea receives no income tax deduction upon grant or exercise of an ISO but is entitled to a deduction equal to the ordinary income taxable to the Participant upon a Disqualifying Disposition.

In general, an ISO must be exercised within 90 days of Employment Termination to retain the federal income tax treatment described above. This 90-day period does not apply in the case of a Participant who dies while owning an Option. In the case of a Participant who is permanently and totally disabled, as defined in the Code, this 90-day period is extended to 12 months. The 2005 Plan allows NutraCea to extend the period during which a Participant may exercise the Option. In all events, if an Option is exercised more than three months after Employment Termination, it will, except in the cases of a permanently and totally disabled or deceased Participant, not qualify as an ISO.

A Participant generally will be entitled to long-term capital gain treatment upon sale (other than to NutraCea) or other disposition of Option Shares held longer than two years from the grant date and one year from the date the

Participant receives the shares. If the Option Shares are sold or disposed of (including by gift, but not including certain tax-free exchanges) before both of these holding periods have expired (a “Disqualifying Disposition”), the Option Spread (but generally not more than the amount of gain if the Disqualifying Disposition is a sale) is taxable as ordinary income. For this purpose, the Option Spread is measured at the Exercise Date unless the Option Shares were subject to a substantial risk of forfeiture upon purchase and the Participant did not file a Section 83(b) Election, in which event the Option Spread is measured at the date the restriction lapsed. If gain on a Disqualifying Disposition exceeds the amount treated as ordinary income, the excess is capital gain, which will be characterized as long term or short term, depending on the holding period. The holding period for Option Shares commences with the Option exercise date unless the shares are subject to a substantial risk of forfeiture and no Section 83(b) Election is filed, in which event the holding period commences with the date the risk lapsed. A sale of common stock to NutraCea, including use of common stock to pay withholding or withheld by NutraCea upon exercise of an ISO, will constitute a redemption of such common stock and may be taxable as a dividend unless certain tests in the Code are met.

Non-Qualified Stock Options

A Participant does not have taxable income upon the grant of a NQO, provided that the exercise price is at least equal to the fair market value of the common stock on the grant date. Federal income tax consequences upon exercise will depend upon whether the Option Shares thereby acquired are subject to a substantial risk of forfeiture, described above. If the Option Shares are not subject to a substantial risk of forfeiture (or if they are subject to such a risk and the Participant files a Section 83(b) Election with respect to the shares), the Participant will have ordinary income at the time of exercise measured by the Option Spread on the exercise date. The Participant’s tax basis in the Option Shares will be their fair market value on the date of exercise, and the holding period for purposes of determining capital gain or loss also will begin with the day after transfer. If the Option Shares are restricted and no Section 83(b) Election is filed, the Participant will not be taxable upon exercise, but instead will have ordinary income on the date the restrictions lapse, in an amount equal to the Option Spread on the date of lapse. In such a case, the Participant’s holding period will also begin with the date of lapse.

Upon sale other than to NutraCea of Option Shares acquired under an NQO, a Participant generally will recognize capital gain or loss to the extent of the difference between the sale price and the Participant’s tax basis in the shares, which will be long term or short term depending on the holding period. A sale of shares to NutraCea will constitute a redemption of such shares, which may be taxable as a dividend.

If the exercise price of an NQO is less than the fair market value of the Option Shares on the date of grant, the Participant recognizes ordinary income as the option vests in an amount equal to the excess of (i) the fair market value of the Option Shares on the vesting date, over (ii) the exercise price. In addition, Section 409A of the Code also imposes a 20% excise tax and an interest penalty on the amount of such income.

Restricted Stock and Bonus Stock

Restricted stock awards and stock bonuses granted under the 2005 Plan generally have the following federal income tax consequences.

Upon acquisition of the stock, the recipient normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the recipient elects under Section 83(b) of the Code to be taxed on receipt of the stock. With respect to employees, NutraCea is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, NutraCea will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient.

Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to recipients who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

New Plan Benefits

The grant of Options or other Awards under the 2005 Plan to executive officers, including the officers named in the Summary Compensation Table, is subject to the discretion of the Administrator. As of the date of this Proxy Statement, there has been no determination by the Administrator with respect to future Awards under the 2005 Plan. Accordingly, future Awards are not determinable. The table of option grants under “Executive Compensation” provides information with respect to the grant of options to the Named Officers during 2006. Assuming the approval of the 2005 Plan at the Annual Meeting, options to purchase 35,000 shares of common stock will be awarded to each outside directors under the 2005 Plan other than Wesley Clark. Mr. Clark received an option to purchase 35,000 shares of common stock on May 1, 2007 when he agreed to become a member of our board of directors, effective June 1, 2007. Accordingly, he will not receive a separate grant this year under the 2005 Plan.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND NUTRACEA’S 2005 EQUITY INCENTIVE PLAN.

PROPOSAL THREE

AMENDMENT OF ARTICLES OF INCORPORATION

Our board of directors has determined that it is in the best interests of NutraCea and our shareholders to amend our articles of incorporation to increase the number of authorized shares of our common stock from 200,000,000 to 350,000,000 shares, an increase of 150,000,000 shares.

The proposed form of amendment to our articles of incorporation to effect this increase in the authorized number of shares of NutraCea common stock is attached to this Proxy Statement as Annex E.

Below is a summary of the principal reasons why NutraCea’s board of directors is recommending that NutraCea shareholders approve the proposed amendment of NutraCea’s Articles of Incorporation.

Increase in Authorized Common Shares

NutraCea currently has 200,000,000 authorized shares of common stock and is now asking our shareholders to approve the amendment of its articles of incorporation to increase the number of its authorized shares of common stock to 350,000,000 shares, an increase of 150,000,000 shares. As of April 23, 2007, 196,177,537 of the 200,000,000 authorized shares of common stock had been issued or reserved for issuance as follows:

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135,625,849 shares were issued and outstanding; and

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60,551,688 shares were reserved for issuance upon exercise of outstanding stock options and warrants and for future grants under our 2005 Equity Incentive Plan.

Therefore, after deducting the outstanding and reserved shares of common stock described above, there were approximately 3,822,463 million shares of NutraCea common stock remaining unissued and reserved for issuance as of April 23, 2007.

If the proposed amendment of our articles of incorporation is approved, the additional 150,000,000 shares of common stock that would be authorized would be available for issuance without further shareholder action, unless such action is otherwise required by California law or any stock exchange on which our common stock may then be listed or quoted. Such shares could be issued directly by NutraCea, or could be reserved for issuance and then issued pursuant to the exercise of warrants or options, or conversion of preferred stock, that could be granted or issued by NutraCea in the future. The additional authorized shares would be part of the existing class of our common stock and would not affect the terms of the outstanding NutraCea common stock or the rights of the holders of common stock. Current shareholders will not have automatic rights to purchase any of the additional authorized shares. Any future issuance of additional authorized shares of our common stock will decrease the existing shareholders’ percentage equity ownership in NutraCea.

Our board of directors believes that an increase of 150,000,000 authorized common shares will give NutraCea greater flexibility for possible future financings, joint ventures and/or mergers and acquisitions of the businesses or assets of other companies. Without such increase, it is possible that we would need to obtain shareholder approval in connection with a transaction when it would not otherwise be obligated to, thereby delaying, perhaps substantially, or even causing the loss of, the transaction. Although we do not have any current plans, proposals or arrangements, written or otherwise, to engage in any such transaction, we continue to actively explore various business opportunities.

Recommendation of the NutraCea Board of Directors

THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND NUTRACEA’S ARTICLES OF INCORPORATION.

PROPOSAL FOUR

AMENDMENT OF BYLAWS

Our board of directors has determined that it is in the best interests of NutraCea and its shareholders to amend NutraCea’s Bylaws to eliminate cumulative voting in the election of director if NutraCea becomes a listed corporation under California corporation law.

On April 18, 2007, our board of directors adopted, subject to shareholder approval, an amendment to our bylaws to eliminate cumulative voting at such time as we become a listed corporation. The proposed form of amendment to NutraCea’s Bylaws attached to this Proxy Statement as Annex F.

Under California General Corporations law, a corporation that is not a listed corporation is required to allow for cumulative voting in the election of directors. Under cumulative voting, each shareholder is entitled to as many votes as is equal to the number of votes which such shareholder would be entitled to cast for the election of directors with respect to such shareholder’s shares of stock multiplied by the number of directors to be elected. A shareholder may cast all such votes for a single candidate or may distribute them among as many candidates as such shareholder chooses.

A listed corporation is defined under the California General Corporations law as a corporation with outstanding shares listed on certain exchanges and markets such as the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market. However, a company is not a listed corporation if the company’s shares are trading on the OTC Bulletin Board, which is where NutraCea’s common stock currently trades.

The Board of Directors believes that each director should be elected only if he or she receives the support of at least a plurality of shareholders and that each director should represent the interests of, and be accountable to, all shareholders, rather than the interests of a minority shareholder or a particular shareholder constituency. With cumulative voting, however, it is possible for shareholders holding a minority of our shares, whose interest and goals may not be consistent with those of a majority of shareholders, to obtain representation on our board of directors. The Board believes that a director who represents a particular shareholder constituency may feel obligated to pursue the agenda of that constituency to the detriment of the overall interests and goals of all shareholders. In the Board’s opinion, this type of representation increases the likelihood of factionalism and discord within the Board, thereby impairing the efficient management of NutraCea. With cumulative voting eliminated, a nominee can be elected only with relatively wide shareholder support. The Board believes that a system of electing directors whereby only those directors are elected who receive broad support from the shareholders as a whole will best ensure that the Board will act for the benefit of all shareholders. Accordingly, the Board believes that it is in the best interests of NutraCea and all of its shareholders to eliminate cumulative voting.

NutraCea currently is not a listed corporation. Even if the shareholders approve the amendment to our bylaws, cumulative voting will still apply to the election of director until we are a listed corporation. We do not know when or if NutraCea will ever become a listed corporation.

Recommendation of the NutraCea Board of Directors

THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND NUTRACEA’S BYLAWS.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

General

Our compensation arrangements with all but one person who served as our executive officers for all or part of 2006 reflect the individual circumstances surrounding the applicable executive officer’s hiring or appointment. For example, Todd C. Crow and Ike E. Lynch, who became our executive officers at the time we acquired The RiceX Company, or RiceX, in October 2005, were parties to employment agreements with RiceX at the time of the acquisition. We assumed these employment contracts in connection with the acquisition. Similarly, our current compensation arrangements for Bradley D. Edson and Margie D. Adelman are based upon objective formula contained in employment agreements that we entered into with them in December 2004 and January 2005, respectively. We did not have a compensation committee when we entered into employment agreements with any of our named executive officers. Each of their compensation arrangements were approved by our board of directors.

The foregoing information is intended to provide context for the discussion that follows regarding our existing compensation arrangements with those persons who served as our executive officers for all or part of 2006.

Principal Components of Compensation of Our Executive Officers

The principal components of the compensation we have historically paid to our executive officers have consisted of:

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base salary;

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signing bonuses, paid in cash;

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cash incentive compensation under the terms of individual senior management incentive compensation plans established for our executive officers; and

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equity compensation, generally in the form of grants of stock options.

Allocation of Compensation Among Principal Components

The compensation committee of our board of directors has not yet established any policies or guidelines with respect to the mix of base salary, bonus, cash incentive compensation and equity awards to be paid or awarded to our executive officers. In general, the compensation committee believes that a greater percentage of the compensation of the most senior members of our management should be performance-based. In 2007, the compensation committee of our board of directors anticipates adopting more formal and structured compensation policies and programs. The compensation committee will endeavor to implement policies designed to attract, retain and motivate individuals with the skills and experience necessary for us to achieve our business objectives. These policies will also serve to link pay with measurable performance, which, in turn, should help to align the interests of our executive officers with our shareholders. In the past, our board of directors has not used industry benchmarks nor hired compensation consultants when determining the compensation to be paid to executive officers.

Base Salary

Our Chief Executive Officer

We hired Bradley D. Edson as our president in December 2004, and he became our chief executive officer in October 2005 concurrently with our acquisition of RiceX. Mr. Edson’s employment agreement with us provides for an initial base salary of $50,000 per year in year one, $150,000 in year two and $250,000 in year three, with base salary thereafter being subject to an annual increase of 10% each year that Mr. Edson is employed with us. When structuring Mr. Edson’s salary, our board considered the salary of our then chief executive officer, the amount of equity compensation that Mr. Edson required, the value that Mr. Edson could bring to NutraCea and our low cash position at the time. Based upon these criteria, the Board determined that providing Mr. Edson with base salary that started low and that grew substantially over time would allow NutraCea to preserve its available cash while ultimately providing Mr. Edson with the cash compensation appropriate for his position.

Our Chief Financial Officer

We hired Todd C. Crow as our as our chief financial officer in October 2005 concurrent with our acquisition of RiceX. Mr. Crow had served as the chief financial officer of RiceX and we assumed his employment contract with RiceX. Our employment agreement with Mr. Crow provides for an initial annual salary of $150,000 with annual inflation adjustments. On January 1, 2006, his salary was increased to $155,600 to reflect the inflation adjustment.

Our Chief Operating Officer

We hired Ike E. Lynch as our as our chief operating officer in October 2005 concurrent with our acquisition of RiceX. Mr. Lynch had served as the chief operating officer of RiceX and we assumed his employment contract with RiceX. Our employment agreement with Mr. Lynch provides for an initial annual salary of $150,000 with annual cost of living adjustments. On January 1, 2006, his salary was increased to $155,600 to reflect the inflation adjustment. Mr. Lynch resigned as our Chief Operating Officer on April 11, 2007.

Our Secretary and Senior Vice President

We hired Margie D. Adelman as our senior vice president in January 2005. Our employment agreement with Ms. Adelman provides for an initial annual salary of $150,000 and requires that we re-evaluate her annual salary each year. On January 1, 2006, her salary was $155,600, which reflected an increase in salary to reflect inflation.

Our Senior Vice President of Sales

We hired Kody K. Newland in February 2006 to serve as our senior vice president of sales. Our employment agreement with Mr. Newland provides for an initial annual salary of $150,000 with annual cost of living adjustments. When determining Mr. Newland’s compensation, our board of directors considered the compensation that our other executive officers were receiving and the experience of Mr. Newland.

Bonus Compensation

We have not historically paid any automatic or guaranteed bonuses to our executive officers. However, we have from time to time paid signing or retention bonuses in connection with our initial hiring or appointment of an executive officer. For example, in 2005, Ms. Adelman received a $25,000 signing bonus upon her appointment as senior vice president. No other named executive officer has received a bonus.

Compensation under Individual Senior Management Incentive Compensation Plans

We entered into an employee incentive compensation plan with Bradley D. Edson when Mr. Edson executed his employment agreement with us. Under the plan, Mr. Edson is entitled to an annual incentive bonus based upon objective performance criteria of NutraCea during a fiscal year. The annual bonus is equal to one percent of our gross sales over $25,000,000 in a year, but only if we report a positive EBITDA (earnings before interest, taxes, depreciation and amortization) for the year, disregarding the effect of non-cash charges. The bonus amount is limited to a maximum of $750,000 in any calendar year. Mr. Edson has not earned a bonus under the incentive compensation plan because we have not has gross sales of $25,000,000 in any year. Given his low initial base salary, Mr. Edson required that we provide him with incentive compensation plan as a condition to his accepting employment with us. Also, since low sales were a primary impediment to our success at the time, our board determined that paying compensation to Mr. Edson that was tied to our revenues would align NutraCea’s and Mr. Edson’s goals.

Equity Compensation

Our board of directors’ historical practice has been to grant equity-based awards to attract, retain, motivate and reward our employees, particularly our executive officers, and to encourage their ownership of an equity interest in us. Through April 19, 2007, such grants have consisted primarily of stock options – specifically non-qualified stock options, that is, options that do not qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended.

Historically, our board has granted awards of stock options to our executive officers upon their appointment as executive officers, with our obligation to grant the options typically memorialized in the offer letter or employment agreement, or an addendum to an employment agreement, entered into with the applicable executive officer. In 2004, 2005 and 2006, each of Mr. Edson, Ms. Adelman and Mr. Newland received stock option grants under these circumstances. Mr. Edson’s stock option was fully vested when granted. Ms. Adelman’s stock option vested as to 25% of the shares when she was hired, vested as to 25% of the shares on the one year anniversary of her hire date and the remaining 50% of the shares will vest only if we have gross sales over $25,000,000 in a year, but only if we report a positive EBITDA (earnings before interest, taxes, depreciation and amortization) for the year, disregarding the effect of non-cash charges. Mr. Newland’s option was vested as to 20% of the underlying shares when granted and the remaining unvested shares will vest over two years.

We did not grant new stock options to either of Mr. Crow or Mr. Lynch when they became our executive officers. However, pursuant to the terms of the RiceX acquisition we assumed all outstanding RiceX stock options, including the stock options held by Mr. Crow and Mr. Lynch.

Each of our executive officers are eligible to receive stock option grants under our 2005 Equity Incentive Plan, or the 2005 Plan. However, none of our executive officers have been granted stock options other than in connection with their initial employment with us. In 2006, our compensation committee determined that stock option grants to our executive officers, other than the initial employment grant made to Mr. Newland, was not warranted based upon their current stock option holdings.

All equity-based awards have been reflected in our consolidated financial statements, based upon the applicable accounting guidance. Previously, we accounted for equity compensation paid to our employees under SFAS No. 123 and compensation was recorded for option grants based on the excess of the estimated fair value of the common stock on the vesting date over the exercise price. Effective January 1, 2006, we adopted FAS 123R using the modified prospective transition method. Under this method, stock-based compensation expense is recognized using the fair-value based method for all awards granted on or after the date of adoption of FAS 123R. FAS 123R requires us to estimate and record an expense over the service period of the stock-based award. In 2006, our compensation committee, conscious of the less favorable accounting treatment for stock options resulting from adoption of FAS 123R, took a more deliberate approach to the granting of awards of stock options.

We currently intend that all cash compensation paid to our executive officers will be tax deductible for us. However, with respect to equity-based awards, while any gain recognized by our executive officers and other employees from non-qualified stock options generally should be deductible, subject to limitations imposed under Section 162(m) of the Internal Revenue Code, to the extent that in the future we grant incentive stock options, any gain recognized by the optionee related to such options will not be deductible by us if there is no disqualifying disposition by the optionee.

We may not be able to deduct a portion of the equity compensation earned by our executive officers. Section 162(m) of the Internal Revenue Code generally prohibits us from deducting the compensation of an executive officer that exceeds $1,000,000 in a year unless that compensation is based on the satisfaction of objective performance goals. None of the stock options held by our executive officers qualify as performance based compensation under Section 162(m). Accordingly, if any of our executive officers recognizes income in excess of $1,000,000, including amounts includible in income from the exercise of stock options currently outstanding, this excess will not be tax deductible by us. Our 2005 Equity Incentive Plan is structured to permit awards to qualify as performance-based compensation and to maximize the tax deductibility of such awards. We may make future awards of stock options to our executive officers under our 2005 Equity Incentive Plan. However, we reserve the discretion to pay compensation to our executive officers that may not be deductible.

We do not have any program, plan or practice that requires us to grant equity-based awards on specified dates. Authority to make equity-based awards to executive officers rests with our compensation committee, which considers the recommendations of our chief executive officer and other executive officers. If we become listed on a national securities exchange like NASDAQ in the future, we will be subject to NASDAQ listing standards that, in general, require shareholder approval of equity-based plans.

Severance and Change of Control Payments

Our board of directors believes that companies should provide reasonable severance benefits to employees, recognizing that it may be difficult for them to find comparable employment within a short period of time. Our board also believes it prudent that we should disentangle ourselves from employees whose employment terminates as soon as practicable.

Our employment agreement with Mr. Edson contains termination provisions that are more complex than that in place for our other executive officers. The compensation due Mr. Edson in the event of the termination of his employment agreement varies depending on the nature of the termination and, depending on the type and timing of the termination, provides for substantial compensation payments to Mr. Edson. For additional information regarding the termination and change in control provisions of Mr. Edson’s employment agreement, see “Potential Payments Upon Termination or Change in Control.” We believe that the termination and change in control provisions of Mr. Edson’s employment agreement are comparable to those in effect for chief executive officers of companies comparable to us, in terms of size, revenue, profitability and/or nature of business.

Other Benefits

We believe establishing competitive benefit packages for our employees is an important factor in attracting and retaining highly qualified personnel. Executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life insurance and our 401(k) plan, in each case on the same basis as other employees. We provide a matching contribution under our 401(k) plan, but we do not offer retirement benefits.

Perquisites

Each of our executive officers receive similar perquisites. Under the terms of the employment agreements with our executive officers, we are obligated to reimburse each executive officer for all reasonable travel, entertainment and other expenses incurred by them in connection with the performance of his duties and obligations under the agreement. The most significant perquisite that our executive officers receive is an automobile allowance and other automobile expenses, including insurance costs.

Board Process

On at least an annual basis, the compensation committee of our board of directors approves all compensation and awards to our chief executive officer, our president and our chief financial officer. With respect to equity compensation awarded to other employees, the compensation committee grants stock options, generally based on the recommendation of our chief executive officer. In addition, our compensation committee or board of directors may from time to time authorize our Chief Executive Officer to make stock option grants to non-executive employees.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee for the 2006 fiscal year were David S. Bensol, James C. Lintzenich and Kenneth L. Shropshire. All members of the Compensation Committee during 2006 were independent directors, and none of them were our employees or former employees. During 2006, none of our executive officers served on the compensation committee (or equivalent), or the board of directors, of another entity whose executive officer(s) served on our Compensation Committee or Board of Directors.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in NutraCea’s proxy statement for the 2007 annual meeting of shareholders.

Respectfully Submitted by the Compensation Committee

David S. Bensol
James C. Lintzenich
Kenneth L. Shropshire

Summary Compensation Table

The following table sets forth information regarding compensation earned in or with respect to our fiscal year 2006 by:

•

each person who served as our chief executive officer in 2006;

•

each person who served as our chief financial officer in 2006; and

•

our three most highly compensated executive officers, other than our chief executive officer and our chief financial officer, who were serving as executive officers at the end of 2006 and, at that time, were our only other executive officers.

We refer to these officers collectively as our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)

Bradley D. Edson, President and Chief Executive Officer	2006	159,723	—	—	22,307	(2)	183,030
Todd C. Crow, Chief Financial Officer	2006	153,427	—	—	19,062	(3)	172,489
Ike E. Lynch, Chief Operating Officer	2006	153,427	—	—	19,436	(4)	172,863
Margie D. Adelman, Secretary and Senior Vice President	2006	154,504	—	—	16,324	(5)	170,828
Kody K. Newland, Senior Vice President of Sales	2006	121,754	—	250,228	14,544	(6)	386,526

——————

(1)

The amounts in this column represent the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with SFAS 123(R). The assumptions used to calculate the value of option awards are set forth in Note 13 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for 2006.

(2)

Consists of an automobile allowance ($7,200), life insurance premium payments ($381), payment for unused personal time ($8,294) and a matching 401(k) contribution ($6,432).

(3)

Consists of an automobile allowance ($9,600), automobile insurance payments ($1,000), life insurance premium payments ($400), payment for unused personal time ($3,362) and a matching 401(k) contribution ($4,700).

(4)

Consists of an automobile allowance ($9,600), automobile insurance payments ($1,000), life insurance premium payments ($400), payment for unused personal time ($3,736) and a matching 401(k) contribution ($4,700). On April 11, 2007, Mr. Lynch resigned as our Chief Operating Officer and Leo Gingras was appointed our Chief Operating Officer.

(5)

Consists of an automobile allowance ($7,200), life insurance premium payments ($381), payment for unused personal time ($2,522) and a matching 401(k) contribution ($6,221).

(6)

Consists of an automobile allowance ($7,200), life insurance premium payments ($318), payment for unused personal time ($3,606) and a matching 401(k) contribution ($3,421).

2006 Grants of Plan-Based Awards

Set forth in the table below is information regarding a stock option award granted to a named executive officer in 2006. This stock option grant represents all of the grants of awards to our named executive officers under any plan during or with respect to 2006.

Name	Grant Date	All Other Option Awards: # of Shares Underlying Options	Exercise Price of Options ($/Sh)	Close Price on Grant Date ($/Sh)	Grant Date Fair Value of Option Awards

Kody K. Newland	2/27/2006	500,000	$1.00	$1.02	$505,512

The fair market value that is used to determine the exercise price for option grants is the closing price of NutraCea’s stock on the last market trading day prior to the grant date as reported on the OTC Bulletin Board. The stock option granted to Mr. Newland during 2006 expires on December 31, 2015, and the shares subject to the option were vested as to 20% of the shares on the date of grant and vest as to 10% of the shares at the end of each successive calendar quarter in which Mr. Newland remains a service provider for us. We adopted SFAS 123(R) on January 1, 2006. The grant date fair value of the option awards is calculated using the Black-Scholes valuation model using the following assumptions:

Assumption	Rate

Average risk free interest rate	4.6%
Average expected term (years)	5.8
Average expected volatility	214%

Outstanding Equity Awards as of December 31, 2006

The following table provides information as of December 31, 2006 regarding unexercised stock options held by each of our named executive officers.

	Outstanding Equity Awards at 12/31/06
Name	# of Securities Underlying Unexercised Options (# Exerciseable)	# of Securities Underlying Unexercised Options (# Unexerciseable)	Option Exercise Price ($/sh)	Option Expiration Date

Bradley D. Edson	6,000,000	—	$0.30	12/16/2014
Todd C. Crow(1)	46,079	—	0.30	10/04/2008
	38,399	—	0.30	10/04/2008
	691,191	—	0.30	10/31/2009
	76,799	—	0.30	2/22/2011
	38,399	—	0.30	2/22/2011
	38,399	—	0.30	1/28/2012
	95,998	—	0.30	1/02/2012
	425,662	112,016	0.30	3/31/2015
Ike E. Lynch(2)	691,191	—	0.30	10/31/2009
	30,719	—	0.30	9/09/2008
	76,799	—	0.30	9/09/2008
	95,998	—	0.30	1/02/2012
	446,941	117,616	0.30	3/31/2015
Margie D. Adelman(3)	1,000,000	—	0.30	1/24/2015
		1,000,000	0.30	1/24/2015
Kody K. Newland(4)	300,000	200,000	1.00	12/31/2015

——————

(1)

For the option expiring on March 31, 2015, one half of the shares subject to the option vested upon grant and 1/36th of the remaining shares vest monthly over three years.

(2)

For the option expiring on March 31, 2015, one half of the shares subject to the option vested upon grant and 1/36th of the remaining shares vest monthly over three years.

(3)

The unexerciseable option vests as to all 1,000,000 shares when NutraCea achieves annual gross sales of at least $25,000,000 and a positive EBITDA, disregarding noncash charges, over the same period.

(4)

100,000 of the shares subject to the option vested upon grant and 50,000 shares vest each calendar quarter thereafter.

2006 Option Exercises and Stock Vested

In 2006, none of our named executive officers exercised any stock options or similar awards we granted to them, nor did any stock or similar award granted by us to any of our named executive officers vest.

Pension Benefits

None of our named executive officers are covered by a pension plan or other similar benefit plan that provides for payments or other benefits at, following, or in connection with retirement.

Nonqualified Deferred Compensation

None of our named executive officers are covered by a defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Potential Payments Upon Termination or Change in Control

We have entered into employment agreements with certain of our named executive officers that require us to make payments upon termination or a change in control of NutraCea. These arrangements are discussed below.

Bradley D. Edson

The compensation due Mr. Edson in the event of the termination of his employment agreement with us varies depending on the nature of the termination.

Resignation for Good Reason. In the event the agreement is terminated by reason of Mr. Edson’s resignation for “good reason,” Mr. Edson is entitled to:

•

100% of his base salary through the end of the term of the agreement, but no less than the base salary paid to him in the previous 12 months, to be paid immediately following termination;

•

immediate payment for accrued but unused vacation time; and

•

vesting of all his unvested stock options.

“Good Reason” is defined as (i) the assignment to Mr. Edson of duties that are inconsistent with his position and nature of employment, (ii) the reduction of the duties which are inconsistent with his position and nature of employment, (iii) a change in Mr. Edson’s title, (iv) a reduction in Mr. Edson’s compensation and benefits, (v) a successor company not agreeing to assume the agreement or (vi) a “Change of Control.”

Under the agreement, a “Change of Control” is defined as (i) a merger or consolidation approved by our shareholders in which shares possessing more than 50% of the total combined voting power of our outstanding stock are transferred to a person or persons different from the persons holding those shares immediately before such merger or consolidation, (ii) the transfer of more than 50% of the total combined voting power of our outstanding stock to a person or persons different from the persons holding those shares immediately before such transaction, or (iii) the sale, transfer or other disposition of all or substantially all of our assets in our complete liquidation or dissolution.

If Mr. Edson had resigned for good reason on December 31, 2006, Mr. Edson would have been entitled to receive immediately an aggregate of $304,561, consisting of $275,000 relating to his remaining salary under the agreement and $29,561 for unused vacation time. All of Mr. Edson’s stock options were vested as of December 31, 2006.

Permanent Disability or Death. In the event the agreement is terminated by reason of Mr. Edson’s “permanent disability” or death, Mr. Edson is entitled to:

•

six months of his base salary payable on regular periodic installments;

•

any incentive compensation through the end of the fiscal year;

•

immediate payment for accrued but unused vacation time; and

•

vesting of all his unvested options.

“Permanent disability” is defined as Mr. Edson’s inability to carry on substantially all of his normal duties and obligations under the agreement for a continuous period of one hundred eighty (180) days due to accident, illness or other disability.

If Mr. Edson had been terminated on December 31, 2006, as a result of his permanent disability or death, Mr. Edson would have received an aggregate of $167,061, consisting of $137,500 for base salary that is payable on a bi-weekly basis over a period of six (6) months from the date of termination and $29,561 for unused vacation time that is payable upon termination. Edson was entitled to no incentive compensation for 2006. All of Mr. Edson’s stock options were vested as of December 31, 2006.

Resignation Without Good Reason and Termination for Cause. In the event the agreement is terminated by reason of Mr. Edson’s resignation without “good reason” or for “cause,” Mr. Edson is entitled to:

•

any and all earned but unpaid base salary and any and all earned but unpaid incentive compensation as of the date of termination; and

•

immediate payment for accrued but unused vacation time.

“Cause” is defined as the conviction of a felony, a crime involving moral turpitude causing material harm to our standing and reputation or fraud against us.

If Mr. Edson has resigned without good reason or was terminated for cause on December 31, 2006, Mr. Edson would have been entitled to receive an aggregate of $29,561 for unused vacation time, payable upon termination.

Termination Without Cause. In the event the agreement is terminated by reason of Mr. Edson’s termination without “cause,” Mr. Edson is entitled to:

•

100% of his base salary through the end of the term of the agreement, but no less than the base salary paid to him in the previous 12 months, to be paid immediately following termination;

•

all incentive compensation through the end of the term of the agreement;

•

immediate payment for accrued but unused vacation time; and

•

vesting of all his unvested stock options.

If Mr. Edson had been terminated on December 31, 2006, without cause, Mr. Edson would have been entitled to receive immediately an aggregate of $304,561, consisting of $275,000 relating to his remaining salary under the agreement and $29,561 for unused vacation time. Assuming our financial results in 2007 are the same as 2006, Mr. Edson would not be entitled to incentive compensation. Accordingly, we did not include the effect of potential incentive compensation payments that could be earned in 2007 if Mr. Edson were terminated without cause. All of Mr. Edson’s stock options were vested as of December 31, 2006.

Margie D. Adelman

The compensation due Ms. Adelman in the event of the termination of her employment agreement with us varies depending on the nature of the termination.

Termination Without Cause. In the event the agreement is terminated by reason of Ms. Adelman’s termination without “cause,” Ms. Adelman is entitled to:

•

an amount equal to 12 months of her then base salary, to be paid immediately following termination;

•

any and all earned but unpaid base salary and benefits as of the date of termination; and

•

payment for accrued but unused vacation time.

“Cause” is defined as (i) a determination by the board of directors that Ms. Adelman has been grossly negligent or has engaged in material willful or gross misconduct in the performance of her duties and we have filed a civil lawsuit against her for the same claims, (ii) Ms. Adelman has taken or failed to take any actions such that such action or failure constitutes legal cause for termination under California law, (iii) Ms. Adelman has been convicted by a court of law of fraud, moral turpitude, embezzlement, theft, or dishonesty or other criminal conduct, (iv) Ms. Adelman having materially breached the terms of her employment agreement and not cured the breach in 10 days after receipt of written notice or (v) Ms. Adelman having failed to meet written standards established by us for performance of duties and not cured this failure within 10 days after receipt of written notice.

If Ms. Adelman had been terminated on December 31, 2006, without cause, Ms. Adelman would have been entitled to receive immediately an aggregate of $167,353, consisting of $155,400 twelve months of base salary and $11,953 for accrued vacation time.

Termination for Cause. In the event Ms. Adelman is terminated for “cause”, Ms. Adelman is entitled to:

•

any and all earned but unpaid compensation as of the date of termination; and

•

immediate payment for accrued but unused vacation time.

If Ms. Adelman was terminated for cause on December 31, 2006, Ms. Adelman would have been entitled to receive an aggregate of $11,953 for unused vacation time, payable upon termination.

Disability. In the event the agreement is terminated by reason of Ms. Adelman’s “disability,” Ms. Adelman is entitled to:

•

twelve months of his base salary payable in a lump sum;

•

continued benefits for six months following termination; and

•

immediate payment for accrued but unused vacation time.

Under the agreement, Ms. Adelman is considered “disabled” if she is incapable of substantially fulfilling her duties because of physical, mental or emotional incapacity from injury, sickness or disease for a period of three (3) months in a twelve month period.

If Ms. Adelman had been terminated on December 31, 2006, as a result of her disability, Ms. Adelman would have received aggregate amounts of $169,831, consisting of $155,400 for twelve months of base salary, $11,953 for accrued vacation time and $2,478 for health insurance benefits. We estimate that it will cost us $2,478 in premiums to maintain Ms. Adelman’s health insurance for a six month period.

Todd C. Crow

The compensation due Mr. Crow in the event of the termination of his employment agreement with us or a change of control varies depending on the nature of the termination.

Termination Without Cause. In the event the agreement is terminated by reason of Mr. Crow’s termination without “cause,” Mr. Crow is entitled to the greater of (i) Mr. Crow’s monthly base salary times the number of months remaining on the terms of the agreement or (ii) one year of Mr. Crow’s base salary.

“Cause” is defined as (i) Mr. Crow’s willful and continued failure substantially to perform his duties and obligations under the agreement after written demand for substantial performance has been delivered to him by us which sets forth with reasonable specificity the deficiencies in Mr. Crow’s performance and giving Mr. Crow at least thirty (30) days to correct such deficiencies, (ii) Mr. Crow committing fraud or making intentionally material misrepresentations, (iii) Mr. Crow’s unauthorized disclosure or use of our trade secrets or confidential information, (iv) Mr. Crow’s conviction of a felony, (v) theft or conversion of our property by Mr. Crow, or (vi) Mr. Crow’s habitual misuse of alcohol, illegal narcotics, or other intoxicant.

If Mr. Crow had been terminated on December 31, 2006, without cause, Mr. Crow would have been entitled to receive immediately an aggregate of $284,900.

Termination for Cause, voluntary resignation, death or disability. In the event Mr. Crow is terminated for “cause,” death, “disability” or if he voluntarily resigns, Mr. Crow is entitled to:

•

any and all earned but unpaid compensation as of the date of termination; and

•

immediate payment for accrued but unused vacation time.

Under the agreement, Mr. Crow is considered “disabled” if he is incapable of substantially fulfilling his duties because of physical, mental or emotional incapacity from injury, sickness or disease, despite reasonable accommodation by NutraCea, for a period exceeding three (3) months.

If Mr. Crow was terminated for cause on December 31, 2006, Mr. Crow would have been entitled to receive an aggregate of $2,002 for unused vacation time, payable upon termination.

Termination in Connection with a Change in Control. In the event that this agreement is terminated by reason of Mr. Crow’s termination as a result of a “change in control” and Mr. Crow is not employed in the same capacity or being paid the same base salary by the successor entity, Mr. Crow is entitled to:

•

the greater of (i) two years of base salary or (ii) the base salary remaining to be paid through the term of the agreement;

•

continued medical and dental benefits for two years after the change of control; and

•

payment for accrued but unused vacation time.

In addition, Mr. Crow holds a stock option for 500,000 shares that vest as to all unexercised shares in the event of a change of control.

A “change in control” is defined in the agreement as (i) a merger or acquisition in which we are not the surviving entity, except for (a) a transaction the principal purpose of which is to change the state of our incorporation, or (b) a transaction in which our shareholders immediately before such transaction hold, immediately after such transaction, at least 50% of the voting power of the surviving entity; (ii) a shareholder approved sale, transfer or other disposition of all or substantially all of our assets; (iii) a transfer of all or substantially all of our assets pursuant to a partnership or joint venture agreement or similar arrangement where our resulting interest is less than fifty percent (50%); (iv) any reverse merger in which we are the surviving entity but in which fifty percent (50%) or more of our outstanding voting stock is transferred to holders different from those who held the stock immediately before such merger; (v) a change in ownership of our stock through an action or series of transactions, such that any person is or becomes the beneficial owner, directly or indirectly, of our stock representing fifty percent (50%) or more of the voting power of our outstanding stock; or (vi) a majority of the members of our board of directors are replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of our board of directors before the date of such appointment of election.

If Mr. Crow had been terminated on December 31, 2006, by reason of Mr. Crow’s termination as a result of a change in control and Mr. Crow was not employed in the same capacity or being paid the same base salary by the successor entity, Mr. Crow would have been entitled to receive an aggregate of $586,878, consisting of $310,800 for 2 years of base salary, $17,560 for the cost of health and dental insurance premiums, $2,002 for accrued vacation benefits and $256,516 for the benefit of accelerating the vesting of Mr. Crow’s unvested stock option. The benefit to Mr. Crow of the acceleration of his stock option was calculated by multiplying the number of unvested shares underlying the stock option at December 31, 2006 (112,016) by the difference between the closing price of our common stock on the trading day immediately before December 31, 2006 ($2.59) and the per share exercise price of the stock option ($0.30).

Ike E. Lynch

The compensation due Mr. Lynch in the event of the termination of his employment agreement with us or a change of control varies depending on the nature of the termination.

Termination Without Cause. In the event the agreement is terminated by reason of Mr. Lynch’s termination without “cause,” Mr. Lynch is entitled to the greater of (i) Mr. Lynch’s monthly base salary times the number of months remaining on the terms of the agreement and (ii) one year of Mr. Lynch’s base salary.

“Cause” is defined as (i) Mr. Lynch’s willful and continued failure substantially to perform his duties and obligations under the agreement after written demand for substantial performance has been delivered to him by us which sets forth with reasonable specificity the deficiencies in Mr. Lynch’s performance and giving Mr. Lynch at least thirty (30) days to correct such deficiencies, (ii) Mr. Lynch committing fraud or making intentionally material misrepresentations, (iii) Mr. Lynch’s unauthorized disclosure or use of our trade secrets or confidential information, (iv) Mr. Lynch’s conviction of a felony, (v) theft or conversion of our property by Mr. Lynch, or (vi) Mr. Lynch’s habitual misuse of alcohol, illegal narcotics, or other intoxicant.

If Mr. Lynch had been terminated on December 31, 2006, without cause, Mr. Lynch would have been entitled to receive immediately an aggregate of $284,900.

Termination for Cause, voluntary resignation, death or disability. In the event Mr. Lynch is terminated for “cause,” death, “disability” or if he voluntarily resigns, Mr. Lynch is entitled to:

•

any and all earned but unpaid salary as of the date of termination; and

•

immediate payment for accrued but unused vacation time.

Under the agreement, Mr. Lynch is considered “disabled” if he is incapable of substantially fulfilling his duties because of physical, mental or emotional incapacity from injury, sickness or disease for an aggregate period of three (3) months in a twelve month period.

If Mr. Lynch was terminated for cause on December 31, 2006, Mr. Lynch would have been entitled to receive an aggregate of $9,025 for unused vacation time, payable upon termination.

Termination in Connection with a Change in Control. In the event that this agreement is terminated by reason of Mr. Lynch’s termination as a result of a “change in control” and Mr. Lynch is not employed in the same capacity or being paid the same base salary by the successor entity, Mr. Lynch is entitled to:

•

$180,000;

•

continued medical and dental benefits for two years after the change of control; and

•

payment for accrued but unused vacation time.

In addition, Mr. Lynch holds a stock option for 500,000 shares that vests as to all unexercised shares in the event of a change of control.

A “change in control” is defined in the agreement as (i) a merger or acquisition in which we are not the surviving entity, except for (a) a transaction the principal purpose of which is to change the state of our incorporation, or (b) a transaction in which our shareholders immediately before such transaction hold, immediately after such transaction, at least 50% of the voting power of the surviving entity; (ii) a shareholder approved sale, transfer or other disposition of all or substantially all of our assets; (iii) a transfer of all or substantially all of our assets pursuant to a partnership or joint venture agreement or similar arrangement where our resulting interest is less than fifty percent (50%); (iv) any reverse merger in which we are the surviving entity but in which fifty percent (50%) or more of our outstanding voting stock is transferred to holders different from those who held the stock immediately before such merger; (v) a change in ownership of our stock through an action or series of transactions, such that any person is or becomes the beneficial owner, directly or indirectly, of our stock representing fifty percent (50%) or more of the voting power of our outstanding stock; or (vi) a majority of the members of our board of directors are replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of our board of directors before the date of such appointment of election.

If Mr. Lynch had been terminated on December 31, 2006, by reason of Mr. Lynch’s termination as a result of a change in control and Mr. Lynch was not employed in the same capacity or being paid the same base salary by the successor entity, Mr. Lynch would have been entitled to receive an aggregate of $481,013, consisting of a $180,000 payment, $22,648.00 for the cost of health and dental insurance premiums, $9,025 for accrued vacation benefits and $269,340 for the benefit of accelerating the vesting of Mr. Lynch’s unvested stock option. The benefit to Mr. Lynch of the acceleration of his stock option was calculated by multiplying the number of unvested shares underlying the stock option at December 31, 2006 (117,616) by the difference between the closing price of our common stock on the trading day immediately before December 31, 2006 ($2.59) and the per share exercise price of the stock option ($0.30).

Kody K. Newland

Termination Without Cause. In the event the agreement is terminated by reason of Mr. Newland’s termination without “cause,” Mr. Newland is entitled to:

•

an amount equal to his base salary for the remainder of the term of his employment agreement, not to exceed 12 months;

•

any and all earned but unpaid base salary and benefits as of the date of termination; and

•

payment for accrued but unused vacation time.

“Cause” is defined as (i) a determination by the board of directors that Mr. Newland has been grossly negligent or has engaged in material willful or gross misconduct in the performance of her duties and we have filed a civil lawsuit against her for the same claims, (ii) Mr. Newland has taken or failed to take any actions such that such action or failure constitutes legal cause for termination under California law, (iii) Mr. Newland has been convicted by a court of law of fraud, moral turpitude, embezzlement, theft, or dishonesty or other criminal conduct, (iv) Mr. Newland having materially breached the terms of her employment agreement and not cured the breach in 10 days after receipt of written notice or (v) Mr. Newland having failed to meet written standards established by us for performance of duties and not cured this failure within 10 days after receipt of written notice.

If Mr. Newland had been terminated on December 31, 2006, without cause, Mr. Newland would have been entitled to receive immediately an aggregate of $152,137, consisting of $150,000 for twelve months of base salary and $2,137 for accrued vacation time.

Termination for Cause, death or disability. In the event Mr. Newland is terminated for “cause,” death or “disability,” Mr. Lynch is entitled to:

•

any and all earned but unpaid salary as of the date of termination; and

•

immediate payment for accrued but unused vacation time.

Under the agreement, Mr. Newland is considered “disabled” if he is incapable of substantially fulfilling his duties because of physical, mental or emotional incapacity from injury, sickness or disease for an aggregate period of three (3) months in a twelve month period.

If Mr. Newland was terminated for cause on December 31, 2006, Mr. Newland would have been entitled to receive an aggregate of $2,137 for unused vacation time, payable upon termination.

Change of Control Benefit. In the event of a “change of control”, Mr. Newland’s stock option to purchase 500,000 shares of our common stock will vest as to all unvested shares.

“Change of control” is defined as (i) our merger or consolidation with any other corporation which results in our voting stock outstanding immediately before the transaction failing to represent more than fifty percent (50%) of the total voting power represented by the surviving entity immediately after the merger or consolidation or (ii) our sale or disposal of all or substantially all of our assets.

If a change of control had occurred on December 31, 2006, 200,000 shares subject to Mr. Newland’s stock option would have immediately vested and Mr. Newland would have received a benefit of $318,000. The benefit to Mr. Lynch of the acceleration of his stock option was calculated by multiplying the number of unvested shares underlying the stock option at December 31, 2006 (200,000) by the difference between the closing price of our common stock on the trading day immediately before December 31, 2006 ($2.59) and the per share exercise price of the stock option ($1.00).

Executive Employment Agreements

Bradley D. Edson

On December 17, 2004, NutraCea entered into an employment agreement that expires December 31, 2007 with its current President and Chief Executive Officer, Bradley D. Edson, pursuant to which NutraCea is to pay Mr. Edson a base salary of $50,000 in year one; a base salary of $150,000 in year two; and a base salary of $250,000 in year three. The agreement also provides that Mr. Edson is entitled to an annual incentive bonus based upon performance (“Edson Incentive Bonus”) and to be provided a car allowance of $600 per month. The incentive bonus is payable annually within 10 days of the completion of NutraCea’s annual independent audit. The bonus is one percent of NutraCea’s “Gross Sales over $25, 000,000,” but only if NutraCea reports a positive EBITDA for the period. The bonus amount is limited to a maximum of $750,000 in any calendar year. In addition, Mr. Edson was issued warrants to purchase 6,000,000 shares of NutraCea’s common stock at an exercise price of $0.30 per share. The warrants are immediately exercisable and expire ten years from the date of issuance.

For a description of the termination and change in control provisions of Mr. Edson’s employment agreement, see “Potential Payments Upon Termination or Change in Control.”

Margie D. Adelman

On January 25, 2005, NutraCea entered into a three year employment agreement with Margie D. Adelman, NutraCea’s Senior Vice President and Secretary, pursuant to which NutraCea is to pay Ms. Adelman a base salary of $150,000 per year. The agreement also provides that Ms. Adelman is entitled to a one-time initial bonus of $25,000 and will be eligible for future incentive bonuses based solely on the discretion of NutraCea’s Chief Executive Officer or President and the approval of NutraCea’s Compensation Committee. Ms. Adelman was issued a warrant to purchase 1,000,000 shares of NutraCea’s common stock at an exercise price of $0.30 per share, 500,000 shares of which vested upon signing and 500,000 shares of which vested on January 25, 2006, subject to forfeiture under certain terms and conditions. In addition, Ms Adelman was issued warrants to purchase 1,000,000 shares of NutraCea’s common stock at an exercise price of $0.30 that will vest upon the achievement of NutraCea obtaining “Gross Sales over $25,000,000” and NutraCea reporting a positive EBITDA for the period. All warrants expire ten years from the date of issuance. On February 26, 2006, the agreement was modified to include a car allowance of $600 per month, a cost of living increase for the balance of the term of her agreement, and an additional week of paid vacation per calendar year.

For a description of the termination and change in control provisions of Ms. Adelman’s employment agreement, see “Potential Payments Upon Termination or Change in Control.”

Todd C. Crow

In September 2005, we entered into a first amendment to employment agreement with Todd C. Crow, pursuant to which we assumed the employment agreement between Mr. Crow and The RiceX Company. The employment agreement, as amended, provides that Mr. Crow will serve as Chief Financial Officer of NutraCea and the RiceX Company. Mr. Crow’s employment agreement, as amended, provides that Mr. Crow will receive an annual base salary of $150,000, which salary will be reviewed annually and be adjusted to compensate for cost of living adjustments in the Sacramento metropolitan area. The agreement terminates on October 4, 2008. The term will be automatically extended for an additional one-year term unless either party delivers notice of election not to extend the employment at least 90 days prior to the expiration of the initial term.

For a description of the termination and change in control provisions of Mr. Crow’s employment agreement, see “Potential Payments Upon Termination or Change in Control.”

Ike E. Lynch

In September 2005, we entered into a first amendment to employment agreement with Ike E. Lynch, pursuant to which we assumed the employment agreement between Mr. Lynch and The RiceX Company. The employment agreement, as amended, provides that Mr. Lynch will serve as Chief Operating Officer of NutraCea, The RiceX Company and RiceX Nutrients, Inc., a subsidiary of The RiceX Company. The employment agreement, as amended, provides that Mr. Lynch will receive an annual base salary of $150,000, which salary will be reviewed annually and be adjusted to compensate for cost of living adjustments in the Sacramento metropolitan area. The agreement terminates on October 4, 2008. The term will be automatically extended for an additional one-year term unless either party delivers notice of election not to extend the employment at least 90 days prior to the expiration of the initial term.

For a description of the termination and change in control provisions of Mr. Lynch’s employment agreement, see “Potential Payments Upon Termination or Change in Control.”

Kody K. Newland

On February 27, 2006, NutraCea entered into a two year employment agreement with Kody K. Newland, NutraCea’s Senior Vice President of Sales, pursuant to which NutraCea is to pay Mr. Newland a base salary of $150,000 per year which will be reviewed annually and adjusted to compensate for cost of living adjustments in the Sacramento metropolitan area. The term of agreement may be extended by mutual agreement of the parties on a month to month basis. The agreement also provides that Mr. Newland is eligible for future incentive bonuses based solely on the discretion of NutraCea’s Chief Executive Officer or President and the approval of NutraCea’s Compensation Committee. Mr. Newland was issued an option to purchase 500,000 shares of NutraCea’s common stock at an exercise price of the greater of (i) one dollar ($1.00) per share; or (ii) the closing bid price of NutraCea’s common stock on the date of the grant as reported on the over-the-counter bulletin board. Such option is subject to the terms and conditions of a stock option agreement between the parties. In addition, the agreement includes a car allowance of $600 per month.

For a description of the termination and change in control provisions of Mr. Newland’s employment agreement, see “Potential Payments Upon Termination or Change in Control.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table set forth certain information regarding beneficial ownership of our common stock as of April 23, 2007, by (i) each person or entity who is known by us to own beneficially more than 5% of the outstanding shares of that class or series of our stock, (ii) each of our directors, (iii) each of the Named Executive Officers, and (iv) all directors and executive officers as a group.

The table is based on information provided to us or filed with the Securities and Exchange Commission (“SEC”) by our directors, executive officers and principal shareholders. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting and investment power with respect to shares. Shares of common stock issuable upon exercise of options and warrants that are currently exercisable or are exercisable within 60 days after April 23, 2007, are deemed outstanding for purposes of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other shareholder. Unless otherwise indicated, the address for each shareholder listed in the following table is c/o NutraCea, 5090 North 40th Street, Fourth Floor, Phoenix, Arizona 85018.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number (1)	Percentage (1)

Patricia McPeak(2)	13,907,567	9.97%
Bradley D. Edson(3)	6,176,000	4.36%
James C. Lintzenich(4)	2,918,019	2.13%
Ike E. Lynch(5)	1,765,926	1.22%
Todd C. Crow(6)	1,505,432	1.10%
Steven W. Saunders(7)	1,305,994	*
Margie D. Adelman(8)	1,071,207	*
Kody K. Newland(9)	360,000	*
Edward L. McMillan(10)	206,337	*
David S. Bensol(11)	75,000	*
Kenneth L. Shropshire(12)	35,000	*
Wesley K. Clark(13)	5,834	*
All directors and executive officers as a group (11 persons)(14)	27,588,334	18.30%

——————

*

less than 1%

(1)

Applicable percentage of ownership is based on 135,625,849 shares of our common stock outstanding as of April 23, 2007, together with applicable options and warrants for such shareholder exercisable within 60 days of April 23, 2007.

(2)

Includes 3,903,655 shares issuable upon exercise of options held by reporting person. Also includes 153,598 shares held by a trust controlled by the reporting person.

(3)

Includes 6,000,000 shares issuable upon exercise of options.

(4)

Includes 1,521,608 shares issuable upon exercise of warrants and 1,396,411 outstanding shares held by the James C. Lintzenich Revocable Trust.

(5)

Includes 1,388,694 shares issuable upon exercise of options held by the reporting person and 90,620 held by the reporting person’s spouse. The reporting person disclaims beneficial ownership with regard to all shares owned by his spouse. Mr. Lynch resigned as Chief Operating Officer on April 11, 2007.

(6)

Includes 1,495,732 shares issuable upon exercise of options and warrants.

(7)

Includes 542,192 shares issuable upon exercise of options and warrants.

(8)

Includes 68,707 shares and an additional 2,500 shares issuable upon exercise of options held by Adelman Global of which the filing person is the owner. Also includes 1,000,000 shares issuable upon exercise of options held by the reporting person.

(9)

Includes 350,000 shares issuable upon exercise of options.

(10)

Includes 111,789 shares issuable upon exercise of options held by the reporting person. Also includes 76,799 shares issuable upon exercise of warrants jointly held by the reporting person and his spouse.

(11)

Includes 35,000 shares issuable upon exercise of options.

(12)

Includes 35,000 shares issuable upon exercise of options.

(13)

Includes 5,834 shares issuable upon exercise of options.

(14)

Includes an aggregate of 15,102,062 shares issuable upon exercise of options and warrants.

Equity Compensation Plan Information

The following table sets forth, as of December 31, 2006, information with respect to NutraCea’s 2003 Stock Plan and 2005 Equity Incentive Plan, and with respect to certain other options and warrants, as follows:

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column a) (c)

Equity compensation plans approved by shareholders	—	—	10,000,000	(1)
Equity compensation plans not approved by shareholders	42,488,556	$0.76	33,792	(2)
Total	42,488,556	$0.76	10,033,792

——————

(1)

Represents shares reserved for issuance under the 2005 Equity Incentive Plan.

(2)

Represents shares reserved for future issuance under NutraCea’s 2003 Stock Compensation Plan.

Our board of directors adopted our 2003 Stock Compensation Plan, or the 2003 Plan, on October, 2003. Under the terms of the 2003 Plan, NutraCea may grant options to purchase common stock and shares of common stock to officers, directors, employees or consultants providing services to NutraCea on such terms as are determined by the board of directors. A total of 10,000,000 shares of our common stock are reserved for issuance under the 2003 Plan. As of December 31, 2006 a total of 9,996,207 shares were issued under the 2003 Plan, no shares underlie outstanding stock option granted pursuant to the 2003 Plan and 3,793 shares were available for future grants under the Plan. Our board of directors administers the 2003 Plan and determines vesting schedules on plan awards. The 2003 Plan has a term of 10 years and stock options granted under the plan may not have terms in excess of 10 years. The Board may accelerate unvested options if NutraCea sells substantially all of its assets or is a party to a merger or consolidation in which NutraCea is not the surviving corporation. All options will terminate in their entirety to the extent not exercised on or prior to the date specified in the written notice unless an agreement governing any change of control provides otherwise.

A description of the 2005 Equity Incentive Plan is set forth above under Proposal 2.

As of December 31, 2006, options and warrants to purchase a total of 42,488,556 shares of NutraCea common stock were outstanding. None of these options and warrants were issued pursuant to plans or arrangements approved by NutraCea’s shareholders. The per share exercise prices of these options and warrants vary from $0.01 to $10.00.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 2006, we believe that there has not been any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeds $120,000 and in which any director, executive officer or holder of more than 5% of any class of our capital stock, or members of any such person’s immediate family, had or will have a direct or indirect material interest, other than compensation described in “Executive Compensation,” and as set forth below.

Related Party Transactions

In April 2005, a direct response marketing company agreed to pay Patricia McPeak, our former Chief Executive Officer and one of our directors, a royalty per unit of our products sold through infomercials that demonstrate certain of our products. Pursuant to this agreement, Ms. McPeak should have earned approximately $270,000 in each of 2005 and 2006 from this direct marketing company. These payments are not the obligations of NutraCea.

In May 2006, we sold approximately 17,560 shares of our Series C preferred stock at a price of $1,000.00 per share, and warrants to purchase an aggregate of 10,329,412 shares of our common stock with an exercise price of $1.35 per share, to a small number of sophisticated investors in a private placement transactions. Our Series C preferred stock can be converted to shares of our common stock at a conversion rate of approximately 1176 shares of common stock for each share of Series C preferred Stock. Gross proceeds from the offering were approximately $17.56 million. The investors included The Pinnacle Fund, L.P., funds related to WS Management, Funds related to Enable Partners, Gryphon Master Fund, Sherleigh Associates Profit Sharing Plan, Bushido Capital Master Fund, Funds related to SRB Greenway Capital, Westpark Capital, Iroquois Master Fund and Funds related to Xerion Partners Equity, which purchased 3,000, 2,000, 1,150, 1,000, 1,000, 1,000, 1,000, 1,000, 1,000 and 500 shares of Series C preferred stock, respectively. At the time of this private placement, each of the aforementioned investors beneficially held greater than either 5% of our outstanding common stock or 5% of our outstanding preferred stock.

Review, Approval or Ratification of Transactions with Related Parties

It is our unwritten policy, which policy is not otherwise evidenced, for any related party transaction that involves more than a de minimis obligation, expense or payment, to obtain approval by our board of directors prior to our entering into any such transaction. In conformity with our various policies on related party transactions, each of the above transactions discussed in this “Certain Relationships and Related Party Transactions” section has been reviewed and approved by our board of directors. In addition, the charter for our Audit Committee, which was approved by our board of directors on April 18, 2007, requires that all related party transactions be approved by our Audit Committee.

AUDIT DISCLOSURE

Change in Independent Auditor

As previously reported in Nutracea’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 15, 2006, on December 11, 2006 NutraCea dismissed its independent auditor, Malone & Bailey, PC (“Malone”) and appointed Perry-Smith LLP (“Perry-Smith”) as its new independent auditor. These actions were approved by our Board of Directors upon the recommendation of our Audit Committee.

Malone’s reports on NutraCea’s financial statements for the two fiscal years ended December 31, 2005 and 2004, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended December 31, 2005 and 2004, and through December 11, 2006, there were no disagreements between NutraCea and Malone on any manner of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone, would have caused it to make reference to the subject matter of the disagreements in connection with its report on NutraCea’s financial statements for such years. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the fiscal years of NutraCea ended December 31, 2005 and 2004, or within the interim period through December 11, 2006. Malone & Bailey’s letter to the Securities and Exchange Commission stating its agreement with the statements in this paragraph is filed as Exhibit 16 to NutraCea’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 15, 2006.

During the fiscal years ended December 31, 2005 and 2004, and through December 10, 2006, neither NutraCea nor anyone acting on its behalf consulted with Perry-Smith regarding any matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

Audit Committee Report

The information contained in the following report shall not be deemed to be “soliciting material” or to be filed with the Securities and Exchange Commission, nor shall such information be incorporation by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that NutraCea specifically incorporates it by reference into such filing.

The following is the Audit Committee’s report submitted to the Board of Directors for the fiscal year ended December 31, 2006.

The Audit Committee of the Board of Directors has:

•

reviewed and discussed with NutraCea’s management the audited consolidated financial statements for the fiscal year ended December 31, 2006;

•

discussed with Perry-Smith LLP, NutraCea’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61;

•

received the written disclosures and the letter from Perry-Smith LLP required by Independence Standards Board Standard No. 1 and has discussed with Perry-Smith LLP its independence; and

•

considered whether the provision of non-audit services as noted below is compatible with maintaining the independence of Perry-Smith, LLP, and has determined that such provision of non-audit services is compatible.

Based on the foregoing review and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in NutraCea’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

James C. Lintzenich, chairman
David S. Bensol
Edward L. McMillan

Independent Public Accountants

NutraCea’s independent public accountants for the last completed fiscal year ended December 31, 2006, were Perry-Smith LLP. The Board anticipates that representatives of Perry-Smith will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be expected to be available to respond to appropriate questions. The Audit Committee has not yet selected its principle independent registered public accounting firm to perform the audit of NutraCea’s financial statements for 2007. The Audit Committee anticipates the selection will occur at its next scheduled meeting on June 19, 2007.

Principal Accountant Fees and Services

The following table presents fees for professional services rendered by Perry-Smith to us for the audit of our annual financial statements for the year ended December 31, 2006, and fees billed for audit-related services, tax services and all other services rendered to us by Perry-Smith for 2006. The table also presents fees for professional services rendered by Malone for the audit of our annual financial statements for fiscal 2005 and fees billed for audit-related services, tax services and all other services rendered to NutraCea by Malone for the portion of 2006 during which such firm served as NutraCea’s independent auditors.

Fees	2006		2005

Audit Fees	$147,000	(1)	$56,000	(1)
Audit-related Fees	40,000		—
Tax Fees	$18,000		$10,000
All other fees	—		—
Total	$205,000		$66,000

——————

(1)

Includes $88,000 billed by Perry-Smith and $59,000 billed by Malone in 2006. Includes $12,000 billed by Perry-Smith and $44,000 billed by Malone in 2005. All other amounts in 2006 and 2005 were billed by Malone.

Audit fees. Audit fees relate to services related to the audit of NutraCea’s financial statements and review of financial statements included in NutraCea’s quarterly reports on Form 10-Q, including review of registration statements filed with the SEC.

Audit-related fees. This category includes fees for assurance and related services that are reasonably related to the performance of the audit or review of NutraCea’s financial statements and are not included under “Audit Fees,” and include fees for consultations concerning financial accounting and reporting matters, and Sarbanes-Oxley Act, Section 404 advisory services.

Tax fees. Tax fees include fees for services rendered in connection with preparation of federal, state and foreign tax returns and other filings and tax consultation services.

All other fees. There were no other fees in 2006 and 2005.

Pre-Approval Policies

NutraCea did not have a separate Audit Committee during fiscal year 2005. All of the functions of the Audit Committee were performed by the Board of Directors as a whole, including the review and authorization of all non-audit fees incurred by NutraCea. All of the non-audit fees incurred by NutraCea were authorized by the Board of Directors.

Under our current pre-approval policies with respect to our independent accountants, the Audit Committee pre-approves all audit and non-audit services provided by our independent accountants prior to the engagement of the independent accountants for such services. All fees reported under the headings Audit fees, Audit-related fees, Tax fees and All other fees above for 2006 were approved by the Audit Committee before the respective services were rendered, which concluded that the provision of such services was compatible with the maintenance of the independence of the firm providing those services in the conduct of its auditing functions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires NutraCea’s directors, executive officers and holders of more than 10% of a registered class of NutraCea’s equity securities to file with the Securities and Exchange Commission, (“SEC”) initial reports of ownership and reports of changes in ownership of NutraCea’s common stock and other equity securities. Directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish NutraCea with copies of all Section 16(a) reports they file. Based solely on the review of the copies of such forms furnished to NutraCea, NutraCea believes that all reporting requirements under Section 16(a) for the fiscal year ended December 31, 2006 were met in a timely manner by the directors, executive officers and greater than 10% beneficial owners.

OTHER BUSINESS

NutraCea’s management knows of no other business to be brought before the 2007 Annual Meeting of Shareholders. If, however, any other business should properly come before the annual meeting, the persons named in the accompanying proxy will vote proxies as in their discretion, as they may deem appropriate, unless they are directed by a proxy to do otherwise.

ANNUAL REPORT ON FORM 10-K

Shareholders may obtain a copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2006, without charge, by writing to Todd C. Crow, NutraCea’s Chief Financial Officer, at NutraCea’s principal executive offices at 5090 North 40th Street, Fourth Floor, Phoenix, Arizona 85018.

By Order of the Board of Directors

/s/ Todd C. Crow
Todd C. Crow Chief Financial Officer

Phoenix, Arizona
May 21, 2007

Annex A

CHARTER OF THE AUDIT COMMITTEE
OF THE
BOARD OF DIRECTORS
OF
NUTRACEA

A. Purpose and Composition

This Charter specifies the scope and responsibilities of the Audit Committee of the Board of Directors (“Board”) of NutraCea (“Company”) and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements. The primary purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company.

The Audit Committee shall comprise three or more directors selected by the Board, each of whom shall satisfy the independence and experience requirements of the Securities and Exchange Commission (“SEC”) and any market or exchange on which the Company’s common stock is then listed or quoted for trading (“Trading Market”); provided that one director who does not meet the independence criteria of the Trading Market, but is not a current employee or officer, or an immediate family member of an employee or officer, may be appointed to the Audit Committee, subject to the approval of the Board pursuant to any exception provided by the Trading Market. In addition, the Audit Committee shall not include any member who:

•

Accepts any consulting, advisory, or other compensatory fee, directly or indirectly, from the Company, other than in his or her capacity as a member of the Audit Committee, the Board, or any other committee of the Board; or

•

Is an affiliate of the Company or any subsidiary of the Company, other than a director who meets the independence requirements of the SEC and the Trading Market.

Each member of the Audit Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. In addition, at least one member shall be an audit committee financial expert as determined by the Board in accordance with the rules of the SEC.

The members of the Audit Committee shall be appointed by the Board and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Audit Committee may be replaced by the Board. Unless a chairman is elected by the Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

B. Functions

The functions of the Audit Committee are to:

1. Review the adequacy of the outside and inside auditing and control systems and procedures.

2. Review the Company’s financial and accounting policies and disclosures and approve changes therein.

3. Review the year-end financial statements to be included in the Annual Report on Form 10-K with management and the external auditors.

4. Discuss the effects of significant events, transactions and changes in accounting estimates, which were considered by the external auditors in performing the quarterly reviews and have affected the quality of NutraCea’s financial reporting.

5. Review the financial reports published.

C. Duties

1. As related to oversight of the Company’s independent auditors:

a. Be directly and solely responsible for the appointment, compensation, retention and oversight of any independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged by the Company for the purpose of preparing or issuing an audit report or related work, and each such auditor reporting directly to the Audit Committee.

b. Evaluate annually the qualifications, performance and independence of the independent auditor and report to the Board on its conclusions, together with any recommendations for additional action.

c. Approve as necessary the termination of the engagement of the independent auditor.

d. Approve the key engagement partners of the external auditors.

e. Approve the overall scope of the external auditors’ audit.

f. At least annually, review the results of the audit with emphasis on the following:

•

The external auditors’ opinion of the Company’s internal controls.

•

The external auditors’ opinion as to the qualifications of financial and control personnel.

g. Discuss the external auditors’ judgments about the quality, not just acceptability, of the application of accounting principles used and significant judgments affecting the financial statements.

h. Periodically review and discuss with the independent auditor (i) the matters required to be discussed by Statement on Auditing Standards No 61, as amended, and (ii) any formal written statements received from the independent auditor consistent with and in satisfaction of Independence Standards Board Standard No. 1, as amended, including without limitation, descriptions of (x) all relationships between the auditor and the Company, (y) any disclosed relationships or services that may impact the independent auditor’s objectivity and independence and (z) whether any of the Company’s senior finance personnel were recently employed by the independent auditor.

i. Regularly review with the independent auditor any significant difficulties encountered during the course of the audit, any restrictions on the scope of work or access to required information and any significant disagreement among management and the independent auditor in connection with the preparation of the financial statements. Review with the independent auditor any accounting adjustments that were noted or proposed by the auditor but that were “passed” (as immaterial or otherwise), any “management” or “internal control” letter or schedule of unadjusted differences issued, or proposed to be issued, by the auditor to the Company, or any other material written communication provided by the auditor to the Company’s management.

j. Approve in advance the engagement of the independent auditor for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approve the fees and other terms of any such engagement.

k. Meet periodically with the external auditors without management present.

l. Review with the independent auditor the critical accounting policies and practices used by the Company.

2. Review of Financial Reporting, Policies and Processes

a. Review and discuss with management and the independent auditor the Company’s annual audited financial statements and any certification, report, opinion or review rendered by the independent auditor.

b. Review and discuss with management and the independent auditor the Company’s quarterly financial statements.

c. Review and discuss with management and the independent auditor the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” appearing in the Company’s periodic reports.

d. Review with management and the independent auditor any significant judgments made in management’s preparation of the financial statements and the view of each as to the appropriateness of the judgments.

e. To the extent that it deems appropriate, review with management its evaluation of the company’s procedures and controls designed to assure that information required to be disclosed in its periodic public reports is recorded, processed, summarized and reported in such reports within tithe time periods specified by the SEC for the filing of such reports (“Disclosure Controls”), and consider whether any changes are appropriate in light of management’s evaluation of the effectiveness of such Disclosure Controls.

f. Review any special audit steps adopted in light of material control deficiencies. Review with the independent auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

3. As related to the internal auditors (if applicable):

a. Approve overall scope of the internal audit program.

b. Review the internal auditors’ annual and interim reports to the Committee.

c. Review internal controls.

d. Meet periodically with the internal auditor without management present.

4. Duties relating to Risk Management, Related Party Transactions, Legal Compliance and Ethics

a. Review with the chief executive and chief financial officer of the Company any report on significant deficiencies in the design or operation of the Internal Controls that could adversely affect the Company’s ability to record, process, summarize or report financial data, any material weaknesses in Internal Controls identified to the auditors, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s Internal Controls.

b. Review and approve all transactions between the Company and any related person that are required to be disclosed pursuant to SEC Regulation S-K, Item 404 (“Item 404”), after reviewing each such transaction for potential conflicts of interests and other improprieties. “Related person” and “transaction” shall have the meanings given to such terms in Item 404, as amended from time to time.

c. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.

d. As requested by the Board, review and investigate conduct alleged by the Board to be in violation of the Company’s Code of Conduct, and adopt as necessary or appropriate, remedial, disciplinary, or other measures with respect to such conduct.

e. Prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

f. Regularly report to the Board on the Audit Committee’s activities, recommendations and conclusions.

g. Review and reassess the Charter’s adequacy as appropriate and recommend any proposed changes to the Board for approval.

h. Review the eligibility of each member of the Audit Committee against current regulatory standards, including the continuing eligibility of the audit committee financial expert.

5. Other duties:

a. Meet with the financial and control officers of the Company or any other persons it deems necessary or appropriate in discharging its duties. The Committee shall have direct access to all such persons, including the internal auditors, with and without management present.

D. Limitation of Duties

The Audit Committee’s responsibility is oversight. Management of the Company has the responsibility for the Company’s financial statements as well as the Company’s financial reporting process, principles and internal controls. The external auditors are responsible for performing an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles, reviewing the Company’s quarterly financial statements and other procedures. It is recognized that it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements fairly present the Company’s financial position and results of operation and are in accordance with generally accepted accounting principles and applicable laws and regulations. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons within the Company and of the professionals and experts (such as the external auditors) from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons, professionals or experts absent actual knowledge to the contrary and (iii) representations made by management or the external auditor as to any information technology services of the type described in Rule 2-01(c)(4)(ii) of Regulation S-X and other non-audit services provided by the Company’s external auditors. In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible to best react to a changing environment.

E. Funding and Additional Powers

The Company shall provide appropriate funding, as determined by the Audit Committee, to permit the Audit Committee to perform its duties under this Charter, to compensate its advisors and to compensate any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company. The Audit Committee, at its discretion, has the authority to initiate special investigations, and, hire special legal, accounting or other outside advisors or experts to assist the Audit Committee, as it deems necessary to fulfill its duties under this Charter. The Audit Committee may also perform such other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

F. Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. A majority of the members shall represent a quorum of the Audit Committee, and, if a quorum is present, any action approved by at least a majority of the members present shall represent the valid action of the Audit Committee. The Audit Committee may form and delegate authority to subcommittees, or to one or more members of the Audit Committee, when appropriate. The Audit Committee shall meet with management, and the independent auditor in separate executive sessions as appropriate. The Audit Committee shall meet with the independent auditor and management on a quarterly basis to review the Company’s financial statements and financial reports. The Audit Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

Annex B

CHARTER OF THE COMPENSATION COMMITTEE
OF THE
BOARD OF DIRECTORS
OF
NUTRACEA

I. Purpose

This Charter specifies the scope of the responsibilities of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of NutraCea (the “Company”) and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

The primary purpose of the Committee is to discharge the Board’s responsibilities relating to compensation and benefits of the Company’s executive officers and directors. In carrying out these responsibilities, the Committee shall review all components of executive officer and director compensation for consistency with the Committee’s compensation philosophy as in effect from time to time.

The Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with applicable rules and regulations.

II. Organization and Membership Requirements

The Committee shall be comprised of at least three directors, each of whom shall satisfy the independence requirements of The Nasdaq Stock Market, Section 162(m) of the Internal Revenue Code of 1986 and the rules promulgated by the Securities and Exchange Commission under Section 16(b) of the Securities Exchange Act of 1934, as amended; provided that one director who does not meet the independence criteria of Nasdaq may, subject to approval of the Board, serve on the Committee pursuant to the limitations under the “exceptional and limited circumstances” exception as provided under the rules of Nasdaq. A director shall not serve as a member of the Committee if the Chief Executive Officer or another executive officer of the Company serves on the compensation committee of another company that employs that director as an executive officer.

The members shall be appointed by the Board and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be replaced by the Board. Unless a chairman is elected by the Board, the members of the Committee may designate a chairman by the majority vote of the full Committee membership. The Committee may from time to time delegate duties or responsibilities to subcommittees or to one member of the Committee.

A majority of the members shall represent a quorum of the Committee, and, if a quorum is present, any action approved by at least a majority of the members shall represent the valid action of the Committee. Any actions taken by the Committee during any period in which one or more members fail for any reason to meet the membership requirements set forth above shall be nonetheless duly authorized actions of the Committee for all corporate purposes.

III. Meetings

The Committee shall have the authority to obtain advice or assistance from consultants, legal counsel, accounting or other advisors as appropriate, to perform its duties hereunder and to determine the terms, costs and fees for such engagements. Without limitation, the Committee shall have the sole authority to retain or terminate any consulting firm used to evaluate director, CEO or executive compensation, and to determine and approve the terms of engagement the fees and costs for such engagements. The fees and costs of any consultant or advisor engaged by the Committee to assist in it in performing any duties hereunder shall be borne by the Company.

The Committee shall meet as often as it deems appropriate, but not less frequently than once each year, to review the compensation of the executive officers, directors and other employees of the Company, and otherwise perform its duties under this charter.

B-1

The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

IV. Committee Authority and Responsibilities

To fulfill its responsibilities and duties, the Committee shall:

1. Determine all compensation for the Chief Executive Officer, including incentive-based and equity-based compensation. The Chief Executive Officer may not be present during such voting or deliberations.

2. Review and approve annual performance objectives and goals relevant to compensation for the Chief Executive Officer and evaluate the performance of the Chief Executive Officer in light of these goals and objectives.

3. Consider, in determining the long-term incentive component of compensation for the Chief Executive Officer, the Company’s performance and relative shareholder return, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to the Company’s Chief Executive Officer in past years.

4. Make recommendations to the Board regarding incentive-based or equity-based compensation plans in which the Company’s executive officers participate, and review and approve salaries, incentive and equity awards for other executive officers and employees and oversee the evaluation of management.

5. Approve all employment, severance, or change-in-control agreements, special or supplemental benefits, or provisions including the same, applicable to executive officers.

6. Periodically review and advise the Board concerning both regional and industry-wide compensation practices and trends in order to assess the adequacy and competitiveness of the Company’s compensation programs for the CEO, other executive officers and directors relative to comparable companies in the Company’s industry.

7. Review and propose to the Board from time to time changes in director compensation.

8. Prepare an annual report on executive compensation for inclusion in the Company’s proxy statement for the annual meeting of stockholders, in accordance with applicable rules and regulations.

9. Perform such other activities consistent with this Charter, the Company’s By Laws and governing law, as the Committee or the Board deems necessary or appropriate.

10. Make regular reports to the Board of Directors regarding the foregoing.

11. Review and reassess the adequacy of this Charter as appropriate and recommend any proposed changes to the Board for approval.

12. Review and evaluate the Committee’s own performance on an annual basis.

B-2

Annex C

CHARTER OF THE NOMINATING & CORPORATE GOVERNANCE COMMITTEE
OF THE
BOARD OF DIRECTORS
OF
NUTRACEA

A. Authority

1. The Board of Directors (the “Board”) of NutraCea (the “Company”) has established the Nominating & Corporate Governance Committee (the “Committee”) with oversight responsibilities as described in this Charter of the Nominating & Corporate Governance Committee (this “Charter”) or as additionally requested by the Board.

2. The Committee shall identify and assess individuals qualified to serve as directors on the Board and to select or to recommend that the Board select, the director nominees for the next Annual Meeting of the Stockholders, and develop and recommend to the Board a set of corporate governance principles applicable to the Company.

3. The Committee is empowered to retain persons having special competence and expertise as necessary to assist the Committee in fulfilling its responsibilities pursuant to the requirements of this Charter, and the rules and regulations of the Securities and Exchange Commission (“SEC”) and the rules and regulations of other regulatory organizations to which the Company is subject, all with authorization and concurrence of the Board.

B. Purpose

The purpose of the Committee includes, but is not limited to:

1. Identifying and recommending to the Board qualified potential director nominees for election at each of the Company’s Annual Meeting of the Stockholders.

2. Recommending to the Board those directors that should serve as members and chairpersons of the committees of the Board.

3. Developing and recommending to the Board the Company’s corporate governance policies and procedures.

4. Recommending to the Board the compensation for members and chairpersons of the Board’s committees.

C. Membership

1. The members of the Committee shall be appointed by the Board. Consistent with the rules and regulations of the SEC and of other regulatory organizations to which the Company is subject, as appropriate, the Committee will consist of not less than three Directors, each of whom, shall satisfy the independence requirements established by the rules of the Securities and Exchange Commission and the rules of any market or exchange on which the Company’s common stock is then listed or quoted for trading (“Trading Market”); provided that one director who does not meet the Trading Market independence criteria may, subject to the approval of the Board, serve on the Committee pursuant to any exception as provided under the rules of the Trading Market.

2. The Committee members will be free from any financial, family or other material personal relationship that, in the opinion of the Board or the other Committee members, would interfere with the exercise of such member’s independence from the Company and the Company’s management.

3. All members of the Committee must have sufficient expertise in the area of director selection and/or corporate governance, as determined by the Board in its business judgment, to discharge the responsibilities of the Committee as set forth in this Charter, or must acquire such expertise within a reasonable period of time after his or her appointment to the Committee.

4. The Chairperson of the Committee shall be designated by the Board.

D. Term

1. The Board will appoint the members of the Committee, including the chairperson, annually at its organizational meeting.

2. During their annual term, members of the Committee may be removed only by the affirmative vote of a majority of the Board.

E. Meetings

1. The Committee shall meet at least once annually and otherwise as the members of the Committee deem necessary or appropriate.

2. The majority of the members shall represent a quorum of the Committee, and, if a quorum is present, any action approved by at least a majority of the members present shall represent the valid action of the Committee.

3. The Committee shall maintain written minutes of it meetings, which minutes will be filed with the minutes of the meetings of the Board.

F. Reporting and Communications; Responsibilities of the Nominating & Corporate Governance Committee

The policies and procedures by which the Committee executes its responsibilities pursuant to this Charter shall be flexible in order to best respond to changing conditions and to ensure that the Company’s corporate governance policies and procedures continue to effectively and efficiently promote the interests of the Company’s and its stockholders. The Committee may not delegate any of its responsibilities to management, but may delegate any of its responsibilities to subcommittees consisting solely of two or more members of the Committee.

In carrying out its responsibilities, the Committee shall:

1. Board Candidates and Nominees.

a. Establish and communicate to stockholders a method for stockholders to recommend potential director nominees for the Committee’s consideration.

b. Develop reasonable criteria for selection of director nominees.

c. Conduct appropriate inquiries into the backgrounds and qualifications of potential director nominees.

d. Identify and recommend to the Board qualified potential director nominees who bring knowledge, experience and expertise that would benefit the Board, the Company and its stockholders, as determined advisable by the Committee.

2. Board and Committees.

a. Plan for continuity on the Board as directors are scheduled to retire from the Board.

b. Review and recommend to the Board an appropriate course of action with respect to or upon the resignation, retirement or removal of any director, including whether a new director should be appointed by the Board prior to the Company’s next Annual Meeting of Stockholders.

c. From time to time as the Committee determines it to be necessary or appropriate, review and recommend to the Board changes to the size of the Board and its committees.

d. From time to time as the Committee determines it to be necessary or appropriate, review and recommend to the Board changes to policy matters pertaining to the roles, responsibilities, retirement age, term limits and removal of directors.

e. Oversee management’s establishment of and, from time to time as the Committee determines it to be necessary or appropriate, review the effectiveness of the Company’s new director orientation program and continuing director education program.

f. From time to time as the Committee determines it to be necessary or appropriate, review all Board committees and their charters and, as necessary, recommend to the Board changes in the committee charters or the responsibilities or number of committees.

g. From time to time as the Committee determines it to be necessary or appropriate, recommend that the Board establish a new or special committee of the Board that may be necessary to properly address ethical, legal or other matters that may arise.

h. On an annual basis, determine and propose to the Board which directors should serve as members and chairpersons of the Board committees. In making its determinations, the Committee shall consider at least the following: (i) balancing the benefits derived from continuity against the benefits derived from the diversity of experience and viewpoints that may result from the rotation of committee members and chairpersons; (ii) subject matter expertise; (iii) applicable legal or other requirements; (iv) tenure; (v) the desires of individual members of the Board; (vi) as applicable, the independence standards applicable to the members of such committees; and (vii) such criteria, factors and circumstances as it determines to be necessary or appropriate.

i. On an annual basis, review the compensation attributable to service as a member of the Board, or as a member or chairperson of its committees, and recommend to the Board the compensation payable for the following year. As necessary, review any special compensation which might be paid to a member of the Board or one of its committees, and recommend to the Board such compensation.

j. From time to time as the Committee determines it to be necessary or appropriate, review the qualifications and performance of any members of the Board. As incumbent directors are eligible for re-election under the terms of their prior election, consider whether to recommend each incumbent director for re-election.

k. On an annual basis, conduct an assessment of the Board’s performance during the previous year. The purpose of this assessment is to increase the effectiveness of the Board and its members. In conducting such assessments, the Committee shall consider such criteria, factors and circumstances as they determine to be necessary or appropriate.

l. On an annual basis, conduct a self-assessment of its performance during the previous year. The purpose of this assessment is to increase the effectiveness of the Committee and its members. Compliance with the responsibilities listed in this Charter shall form the principal criteria for such assessments, as well as such other factors and circumstances as are determined appropriate by the Committee or the Board.

3. Governance Principles.

a. Develop and recommend to the Board a set of corporate governance principles that complies with the rules and regulations and the SEC and of other regulatory organizations to which the Company is subject. Such corporate governance principles shall address at least the following: (i) director qualification standards; (ii) director responsibilities; (iii) director access to management and, as necessary and appropriate, independent advisors; (iv) director compensation; (v) director orientation and continuing education; (vi) management succession; and (vii) annual performance evaluation of the Board.

b. At least annually, review such corporate governance practices and procedures and take such actions as the Committee deems necessary or appropriate.

c. Review and make recommendations to the Board regarding stockholders’ proposals that relate to corporate governance.

4. Code of Conduct and Ethics.

a. Develop and recommend to the Board a Code of Conduct and Ethics (the “Code of Conduct”) that complies with the rules and regulations of the SEC and of other regulatory organizations to which the Company is subject. Such Code of Conduct shall address at least the following: (i) conflicts of interest; (ii) corporate opportunities; (iii) confidentiality; (d) fair dealing; (iv) protection and proper use of Company assets; (v) compliance with laws, rules and regulations (including insider trading laws); (vi) encouraging the reporting of any illegal or unethical behavior; and (vii) such issues related to the Company’s senior financial officers as required by the SEC.

b. At least annually, review the Code of Conduct and take such actions as the Corporate Governance Committee deems necessary or appropriate.

5. General.

a. From time to time as the Committee determines it to be necessary or appropriate, it may select and retain independent counsel or other advisors, including a search firm to help identify new potential director nominees or to provide independent advice to the Committee. The Committee shall have the sole authority to retain (on terms established solely by the Committee), terminate and approve the fees of any such counsel and advisors. The Committee may meet with any such counsel or advisors without management present. The Company will bear the cost of such counsel and advisors.

b. The Committee shall, as it deems it to be necessary or appropriate, consider and approve or disapprove any and all transactions involving the Company and any director, executive officer, senior financial officer or any related party and other questions of actual and potential conflicts of interest or appearances of impropriety of or involving the Company’s directors, executive officers or senior financial officers or any related party as they may arise, from time to time, and, when determined to be necessary or appropriate, issue to a director, executive officer or senior financial officer instructions on how to conduct himself/herself in such matters so as to ensure that the best interests of the Company are protected.

c. In considering all such matters, the Committee shall consider at least the following: (i) whether or not the relationship or transaction is on terms and conditions not materially less favorable to the Company than could be obtained from an independent third party (including obtaining independent support for such conclusion); (ii) the reasons for and the benefits obtainable by the Company from such relationship or transaction; (iii) the impact of such relationship or transaction on the director’s or officer’s ability to continue to serve the best interests of the Company; and (iv) anticipated stockholder reaction to such relationship or transaction. The Committee shall ensure that all approved related party transactions or other actual and potential conflicts of interest or appearances of impropriety, to the extent determined material, are properly disclosed to the Company’s stockholders in accordance with applicable requirements.

d. From time to time as the Committee determines it to be necessary or appropriate, consult with the Company’s General Counsel and outside legal counsel, if determined necessary or appropriate, with respect to the terms and conditions of the Company’s Certificate of Incorporation and Bylaws as they relate to corporate governance matters and take such actions as the Corporate Governance Committee deems necessary or appropriate, subject to Board and stockholder approval, if applicable, in accordance with the Company’s Bylaws and applicable law.

e. Promptly make available the minutes of all meetings of the Committee to the Board and report the Committee’s activities to the Board at the Board’s meeting next following each Committee meeting so that the Board is kept fully informed of the Committee’s activities on a current basis.

f. From time to time as the Committee determines it to be necessary or appropriate, conduct such reviews, investigations and surveys and take such action as the Committee may consider necessary or appropriate in the exercise of its duties and responsibilities.

Annex D

NUTRACEA
2005 EQUITY INCENTIVE PLAN

As Amended April 18, 2007

1. Purpose. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent, Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company’s future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 24.

2. Shares Subject to the Plan.

2.1 Number of Shares Available. Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 10,000,000. Subject to Sections 2.2 and 18, Shares that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an Award that otherwise terminates without Shares being issued; will again be available for grant and issuance in connection with future Awards under this Plan. In order that ISO’s may be granted under this Plan, no more than 10,000,000 Shares shall be issued as ISOs. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

2.2 Adjustment of Shares. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, (c) the maximum number of Shares that may be issued as ISOs set forth in Section 2.1, and (d) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

3. Eligibility. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided such consultants and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted more than one Award under this Plan.

4. Administration.

4.1 Committee Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

(a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b) prescribe, amend and rescind rules and regulations relating to this Plan;

(c) select persons to receive Awards;

(d) determine the form and terms of Awards (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable and the extension or acceleration of any such provisions or limitations, based in each case on such factors as the Committee shall determine, in its sole discretion;

(e) determine the number of Shares or other consideration subject to Awards;

(f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

(g) grant waivers of Plan or Award conditions;

(h) determine the vesting, exercisability and payment of Awards;

(i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(j) determine whether an Award has been earned; and

(k) make all other determinations necessary or advisable for the administration of this Plan.

4.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

4.3 Compliance with Code Section 162(m). If two or more members of the Board are “outside directors” within the meaning of Section 162(m) of the Code (“Outside Directors”), the Committee shall be comprised of at least two members of the Board, all of whom are Outside Directors.

5. Options. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (“Stock Option Agreement”), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3 Exercise Period and Expiration Date. An Option will vest and become exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such Options, subject to the provisions of Section 5.6, and subject to Company policies established by the Committee from time to time. The Committee may provide for Options to vest and become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares subject to the Option as the Committee determines. However, except in the case of Options granted to Officers, Directors, and Consultants, Options shall become exercisable at a rate of no less than 20% per year over five (5) years from the date the Options are granted.

No Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Shareholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted.

5.4 Exercise Price. The Exercise Price of an NQSO will be determined by the Committee when the Option is granted; provided, however, that if expressly required by one or more state securities authorities or laws as a condition of issuing Awards and Shares in compliance with the securities laws of such state, the exercise price of an NQSO shall not be less than 85% of the Fair Market Value of the Shares on the date of grant and the Exercise Price of any NQSO granted to a Ten Percent Shareholder shall not be less than 110% of the Fair Market Value of the Shares on the date of grant. Notwithstanding the foregoing, an NQSO may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or a substitution for another Option in a manner consistent with the provisions of Section 424(a) of the Code. The Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant and the Exercise Price of any ISO granted to a Ten Percent Shareholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Notwithstanding the foregoing, an ISO may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or a substitution for another Option in a manner consistent with the provisions of Section 424(a) of the Code. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

(a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable upon the Termination Date no later than thirty (30) days after the Termination Date (or such longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

(b) If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than because of Participant’s Disability), then Participant’s Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter (but not less than six months) or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or “disability,” as defined in Section 22(e)(3) of the Code, or (b) twelve (12) months after the Termination Date when the Termination is for Participant’s death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

(c) Notwithstanding the provisions in paragraphs 5.6(a) and (b) above, Award Agreements and other agreements relating to Awards under this Plan may include a provision that if a Participant is terminated for Cause, neither the Participant, the Participant’s estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or a Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that Participant’s service is terminated.

5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8 Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants effected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

5.11 Automatic Grant Program for Non-Employee Directors. Each Non-employee Director shall be eligible to receive Options under the automatic option grant program described below (the “Program”).

(a) Annual Grants. On the date of each of the Company’s annual meetings of shareholders, if the Non-Employee Director is still a member of the Board after the meeting, the Optionee will automatically be granted an NQSO for 35,000 Shares (a “Annual Grant”).

(b) Vesting. Options granted under the Program shall be exercisable as they vest. The date an Optionee receives an Annual Grant is referred to as the “Start Date” for such Option. Each Annual Grant will vest as to 1/12th of the Shares subject to such grant monthly following the Start Date.

(c) Exercise Price. The exercise price of an Option granted under the Program shall be the Fair Market Value of the Shares, at the time that the Option is granted.

(d) Termination of Option. Except as provided below in this Section, each Option shall expire ten (10) years after its Start Date (the “Expiration Date”). The Option shall cease to vest if the Optionee ceases to be a member of the Board. The date on which the Optionee ceases to be a member of the Board shall be referred to in this Section as the “Termination Date”. An Option may be exercised after the Termination Date only as set forth below:

(e) If the Optionee ceases to be a member of the Board for any reason, then each Option then held by such Optionee, to the extent (and only to the extent) that it would have been exercisable by the Optionee on the Termination Date, may be exercised by the Optionee (or the Optionee’s legal representative) within ninety (90) days after the Termination Date (or such shorter or longer period as is specified in the Option Agreement), but in no event later than the Expiration Date.

6. Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the “Purchase Price”), the restrictions to which the Shares will be subject, if any, and all other terms and conditions of the Restricted Stock Award, subject to the following:

6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (“Restricted Stock Purchase Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant’s execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee; provided, that if expressly required by any state securities authorities as a condition of the offer and sale of Shares subject to Restricted Stock Awards in compliance with the securities laws of such state, the Purchase Price will be at least 85% of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Shareholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of this Plan.

6.3 Restrictions. Restricted Stock Awards will be subject to such restrictions (if any) as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Committee may determine.

7. Stock Bonuses.

7.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company (provided that the Participant pays the Company the par value, if any, of the Shares awarded by such Stock Bonus in cash) pursuant to an Award Agreement (the “Stock Bonus Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant’s individual Award Agreement (the “Performance Stock Bonus Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent, Subsidiary or Affiliate and/or individual performance factors or upon such other criteria as the Committee may determine.

7.2 Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant and whether such Shares will be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will determine: (a) the nature, length and starting date of any period during which performance is to be measured (the “Performance Period”) for each Stock Bonus; (b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

7.3 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

7.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the date of Termination in accordance with the Performance Stock Bonus Agreement, unless the Committee determines otherwise.

8. Payment for Share Purchases.

8.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

(a) by cancellation of indebtedness of the Company to the Participant;

(b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

(c) subject to applicable law, by waiver of compensation due or accrued to the Participant for services rendered; provided, that the portion of the Purchase Price equal to the par value of the Shares, if any, must be paid in cash;

(d) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists:

(1) through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(2) through a “margin” commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(e) by any combination of the foregoing.

9. Withholding Taxes.

9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

9.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

10. Privileges of Stock Ownership.

10.1 Voting and Dividends. No Participant will have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s original Purchase Price pursuant to Section 12.

10.2 Financial Statements. If expressly required by any state securities authorities as a condition of the offer and issuance of Awards in compliance with the securities laws of such state, the Company shall provide to each Participant during the period such Participant holds an outstanding Award a copy of the financial statements of the Company as prepared either by the Company or independent certified public accountants of the Company. Such financial statements shall be delivered as soon as practicable following the end of the Company’s fiscal year during the period Awards are outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

11. Transferability. Unless determined otherwise by the Committee, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution. During the lifetime of the Participant, an Award will be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant. If the Committee in its sole discretion makes an Award or any interest therein transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) as permitted by Rule 701 of the Securities Act.

12. Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Shares that are not “Vested” (as defined in the Stock Option Agreement) held by a Participant following such Participant’s Termination at any time within ninety (90) days after the later of Participant’s Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s original Purchase Price, provided, that the right to repurchase lapses at the rate of at least 20% per year over five (5) years from the date the Shares were purchased (or from the date of grant of options in the case of Shares obtained pursuant to a Stock Option Agreement and Stock Option Exercise Agreement), and if the right to repurchase is assignable, the assignee must pay the Company, upon assignment of the right to repurchase, cash equal to the excess of the Fair Market Value of the Shares over the original Purchase Price.

13. Certificates. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

14. Escrow. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company, to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

15. Repricing, Exchange, Buyout of Awards. The repricing of Options is permitted without prior stockholder approval, provided that the terms of the repricing satisfy the requirements of Section 409A of the Code and any regulations or rulings promulgated by the Internal Revenue Service. The Committee may, at any time or from time to time authorize the Company, in the case of an Option exchange without stockholder approval, and with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Option previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

16. Securities Law and Other Regulatory Compliance. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

17. No Obligation to Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

18. Corporate Transactions.

18.1 Assumption or Replacement of Awards by Successor. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the shareholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the shareholders of the Company), any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute such Awards, as provided above, pursuant to a transaction described in this Subsection 18.1, such Awards shall expire on such transaction at such time and on such conditions as the Board will determine. Notwithstanding anything in this Plan to the contrary, the Board may, in its sole discretion, provide that the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this Section 18. If the Board exercises such discretion with respect to Options, such Options will become exercisable to the extent determined by the Board prior to the consummation of such event at such time and on such conditions as the Board determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Board.

18.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other “corporate transaction.”

18.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

19. Adoption and Shareholder Approval. This Plan was adopted by the Board on May 26, 2005 (“Effective Date”). This Plan shall be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months after the Effective Date. Upon the Effective Date, the Board may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial shareholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the shareholders of the Company; and (c) in the event that shareholder approval of such increase is not obtained within the time period provided herein, all Awards granted hereunder will be canceled, any Shares issued pursuant to any Award will be canceled, and any purchase of Shares hereunder will be rescinded.

20. Term of Plan. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years following the Effective Date.

21. Amendment or Termination of Plan. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan. Notwithstanding the foregoing, neither the Board nor the Committee shall, without the approval of the shareholders of the Company, amend this Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or (if the Company is subject to the Exchange Act) pursuant to the Exchange Act or any rule promulgated thereunder. In addition, no amendment that is detrimental to a Participant may be made to any outstanding Award without the consent of the Participant.

22. Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

23. Limitation. If expressly required by one or more state securities authorities or laws as a condition of issuing Awards and Shares in compliance with the securities laws of such state, the Company will not issue any Awards or Shares under this Plan without first obtaining shareholder approval of this Plan in such manner as required by the applicable state securities authorities or laws.

24. Definitions. As used in this Plan, the following terms will have the following meanings:

“Affiliate” means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where “control” (including the terms “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

“Award” means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

“Board” means the Board of Directors of the Company.

“Cause” means termination of the Participant’s employment on the basis of the Participant’s conviction (or a plea of nolo contendere) of fraud, misappropriation, embezzlement or any other act or acts of dishonesty constituting a felony and resulting or intended to result directly or indirectly in a substantial gain or personal enrichment to the Participant at the expense of the Company or any Subsidiary.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

“Company” means NutraCea, a corporation organized under the laws of the State of California, or any successor corporation.

“Disability” means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(1) if such Common Stock is then quoted on the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market (collectively, the “Nasdaq Market”) or the OTC Bulletin Board, its closing price on the Nasdaq Market or the OTC Bulletin Board on the date of determination, or if there are no sales for such date, then the last preceding business day on which there were sales, as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable;

(2) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable;

(3) if such Common Stock is publicly traded but is neither quoted on the Nasdaq Market, listed or admitted to trading on a national securities exchange, nor trading on the OTC Bulletin Board, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable; or

(4) if none of the foregoing is applicable, by the Board or the Committee in good faith and by taking into account such factors as may be required by applicable law.

“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“Non-employee Director” means a director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

“Option” means an award of an option to purchase Shares pursuant to Section 5.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under this Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means a person who receives an Award under this Plan.

“Plan” means this NutraCea 2005 Equity Incentive Plan, as amended from time to time.

“Restricted Stock Award” means an award of Shares pursuant to Section 6.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

“Stock Bonus” means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, director, consultant or advisor to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

End of Plan

Annex E

FORM OF AMENDMENT TO NUTRACEA’S ARTICLES OF INCORPORATION

Article Three of the Articles of Incorporation of the Corporation shall be amended to read in full as follows:

“This Corporation is hereafter authorized to issue two (2) classes of shares of stock designated respectively “Common Stock” and “Preferred Stock.” The total number of shares of Common Stock that this Corporation is authorized to issue is three hundred fifty million (350,000,000) and the total number of shares of Preferred Stock that this Corporation is authorized to issue is twenty million (20,000,000).

The Preferred Stock may be divided into such number of series as the board of directors may determine. The board of directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The board of directors, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.”

E-1

Annex F

FORM OF AMENDMENT TO NUTRACEA’S BYLAWS

Article II, Section 10 of the NutraCea’s Bylaws is amended in its entirety to read as follows:

“SECTION 10. Voting. The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of ARTICLE II, Section 6, subject to the provisions of Sections 702 to 704, inclusive, of the California Corporations Code (relating to voting shares held by a fiduciary, in the name of a corporation or in joint ownership). The shareholders’ vote may be by voice vote or by ballot; provided, however, that any election for directors must be by ballot if demanded by any shareholder before the voting has begun. In the absence of any contrary provision in the articles of incorporation of the corporation or in any applicable statute relating to the election of directors or to other particular matters, each such person shall be entitled to one vote for each share. On any matter other than election of directors, any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder’s approving vote is with respect to all shares that the shareholder is entitled to vote. The affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum) shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by the California Corporations Code or the articles of incorporation of the corporation.

No shareholder entitled to vote at any election of directors shall be entitled to cumulate votes for candidates in nomination either (i) by giving one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that shareholder’s shares are normally entitled or (ii) by distributing the shareholder’s votes on the same principle among any or all of the candidates, as the shareholder thinks fit. This paragraph shall become effective only when the corporation becomes a “listed corporation” within the meaning of Section 301.5 of the California Corporations Code. This paragraph may not be modified, amended, rescinded or repealed except by a duly adopted amendment to the articles of incorporation or by an amendment to this bylaw duly adopted by the vote or written consent of the holders of a majority of the outstanding shares entitled to vote.”

F-1

ANNUAL MEETING OF SHAREHOLDERS OF

NUTRACEA

June 19, 2007

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20733300000000001000 5 061907

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES AND "FOR" EACH OF THE OTHER PROPOSALS LISTED BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Bradley D. Edson
- ○ David S. Bensol
- ○ Wesley K. Clark
- ○ James C. Lintzenich
- ○ Edward L. McMillan
- ○ Steven W. Saunders
- ○ Kenneth L. Shropshire

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. Approval of Amendment to NutraCea's 2005 Equity Incentive Plan	☐	☐	☐
3. Approval of Amendment to NutraCea's Articles of Incorporaiton	☐	☐	☐
4. Approval of Amendment to NutraCea's Bylaw	☐	☐	☐

5. In their discretion on any other matter that may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" the proposals described above.

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE VOTE YOUR SHARES PROMPTLY BY MARKING, SIGNING, DATING AND RETURNING THE PROXY CARD IN THE ENCLOSED POSTAGE PAID RETURN ENVELOPE.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

Please check this box if you plan to attend the Annual Meeting. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ADMISSION CARD

ANNUAL MEETING OF SHAREHOLDERS

June 19, 2007
9:00 A.M. (Local Time)
The Ritz Carlton
2401 East Camelback Road
Phoenix, Arizona

Presentation of this card is required
for admission to the Annual Meeting

PLEASE PRESENT THIS CARD TO THE COMPANY'S REPRESENTATIVE AT THE ENTRANCE TO THE ANNUAL MEETING.

NUTRACEA

Name: ____

Address: ____

Non-Transferable

1

NUTRACEA

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

The undersigned holder of Common Stock of NutraCea, a California corporation (the "Company"), hereby appoints Bradley D. Edson and Todd C. Crow, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of stock of the Company that the undersigned may be entitled to vote at the 2007 Annual Meeting of Shareholders of the Company, to be held at The Ritz Carlton, 2401 East Camelback Road, Phoenix, Arizona 85016, on Tuesday, June 19, 2007, from 9:00 A.M. to 11:00 A.M. local time, and at any adjournments or postponements thereof, and in their discretion upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

(Continued and to be signed on the reverse side)

COMMENTS:

14475